As filed with the Securities and Exchange Commission on April 28, 2022

Securities Act of 1933 Registration Number: 002-96141
Investment Company Act of 1940 Registration Number: 811-04244

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 60

AND

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 54

SOUND SHORE FUND, INC
(Exact name of Registrant as Specified in Charter)

Three Canal Plaza, Suite 600
Portland, Maine 04101
(Address of Principal Executive Office)

Registatrant's Telephone Number, including area code: 800-551-1980

Lowell Haims
Sound Shore Management, Inc
8 Sound Shore Drive
Greenwich, Connecticut 06830
(Name and Address of Agent for Servce)

Copies to:

Domenick Pugliese, Esq.
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY 10019

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[X]	on May 1, 2022, pursuant to Rule 485, paragraph (b)(1)
[ ]	60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ]	on ___________, pursuant to Rule 485, paragraph (a)(1)
[ ]	75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ]	on ___________, pursuant to Rule 485, paragraph (a)(2)

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Sound Shore Fund seeks growth of capital using a value-oriented approach. Shares of the Fund are offered to investors without any sales charge or Rule 12b-1 (distribution) fees.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

PROSPECTUS

May 1, 2022

Investor Class

Ticker Symbol: SSHFX

Institutional Class

Ticker Symbol: SSHVX

Summary Section	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance Bar Chart and Table	4
Investment Adviser	6
Portfolio Managers	6
Purchasing or Selling Your Shares	6
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
Additional Information	8
Who May Want to Invest in the Fund	8
More Information about Fund Principal Investments, Risks and the Scope of Portfolio Investments	8
Management	12
Adviser	12
Portfolio Managers	12
Other Service Providers	13
Fund Expenses	13
Your Account	14
General Information	14
How to Contact the Fund	14
Buying Shares	15
Selling Shares	19
Retirement Accounts	23
Voluntary Conversions	23
Involuntary Conversions and Redemptions	24
Other Information	25
Distributions	25
Taxes	25
Financial Highlights	27

Investment Objective

The investment objective of Sound Shore Fund, Inc. (the “Fund”) is growth of capital.

Fees and Expenses

The following tables describe the various fees and expenses that you may pay if you invest in the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses	0.18%	0.08%
Total Annual Fund Operating Expenses	0.93%	0.83%
Fee Waiver and/or Expense Reimbursement(1)	0.00%	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	0.93%	0.75%

(1)	Pursuant to an expense limitation agreement between Sound Shore Management, Inc. (the “Adviser”) and the Fund, the Adviser has agreed to reimburse all of the ordinary expenses of the Institutional Class included in Total Annual Fund Operating Expenses (excluding advisory fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and all litigation costs). The agreement is in effect until at least May 1, 2023. Thereafter, it is automatically renewed for one year terms unless the Adviser gives at least thirty days written notice of its termination.

Example

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund’s Investor Class and Institutional Class and then redeem all of your shares at the end of each period. This example also assumes that your investment has a 5% annual return and that the Fund’s Total Annual Fund Operating Expenses remain the same, except that the Institutional Class’ expense limitation is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$95	$296	$515	$1,143
Institutional Class	$77	$257	$453	$1,018

Portfolio Turnover

The Fund pays transaction costs, such as broker commissions, when it buys and sells equity securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies

The Adviser seeks to meet the Fund’s investment objective of growth of capital by employing a value investment strategy to its selection of predominantly Large Cap and Mid Cap common stocks for the portfolio. The Adviser considers Large Cap companies to be those with market capitalizations in excess of $10 billion at the time of purchase (“Large Cap”). The Adviser considers Mid Cap companies to be those with market capitalizations between $1 billion and $10 billion at the time of purchase (“Mid Cap”). The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of December 31, 2021, the Fund had invested 28.3% in the Health Care sector. The investment strategy is built upon three components:

Disciplined Approach — Since the Fund’s inception in 1985, the Adviser has consistently applied its value-oriented investment philosophy and process. This process is driven by strict valuation screening, rigorous company specific research, and stock selection. The Adviser strives to be at or near fully invested.

Risk Aversion — The Adviser’s focus and emphasis on companies selling at low absolute and relative P/E valuations provides risk control. The portfolio is oriented toward financially sound companies that have underperformed and have lost Wall Street’s attention due to low expectations. The Adviser analyzes risk on a company-by-company basis and establishes maximum position constraints in portfolio construction. The Adviser also considers governance as well as environmental and social factors as appropriate. While valuation, governance, environmental and social factors are analyzed, the evaluation of all key investment considerations is industry-and company-specific. Consequently, no one issue necessarily disqualifies a company from investment and no individual characteristic must be present prior to investment.

Long-Term Orientation — The Adviser’s bottom-up, stock by stock process generally incorporates a 12-36 month investment time horizon while resisting fads, themes and market timing.

While most of the Fund’s assets will be invested in domestic common stock, the Fund may also invest in U.S. traded Large Cap and Mid Cap securities issued by companies organized outside the United States including American Depositary Receipts.

Principal Investment Risks

You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occurs:

●	The stock market goes down

●	Value stocks fall out of favor with the stock market

●	The stock market continues to undervalue the stocks in the Fund’s portfolio

●	The Adviser’s judgment as to the value of a stock proves to be wrong

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risks Associated with Value Investing An investment in the Fund is not by itself a complete or balanced investment program. The Fund’s value investment approach can undergo cycles of greater or lesser investor interest and, therefore, may lead to a decrease in the prices of the stocks in the Fund’s portfolio.

Market and Regulatory Risk Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The value of a security or other investment may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Mid Cap Risk Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies.

Foreign Securities Risk The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

Sector-Focus Risk Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors.

Healthcare Sector Risk To the extent the Fund invests a significant portion of its assets in the healthcare sector, the Fund’s performance could be negatively impacted by events affecting this sector. The profitability of companies in the healthcare sector may be affected by government regulations changing costs of medical products and services, limited product lines, and product liability claims, among other things. Many healthcare companies are heavily dependent on patent protection, which may be time consuming and costly, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies may be thinly capitalized and susceptible to product obsolescence. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, which may be time consuming and costly and with no guarantee that the product will come to market.

Large Companies Risk Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Performance Bar Chart and Table

The following chart illustrates the variability of the returns of the Fund’s Investor Class shares. The chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Class performance from year-to-year and how the Fund’s average annual returns for 1, 5, and 10 years compare to a broad measure of market performance. The Institutional Class would have substantially similar annual returns to those of the Investor Class because both classes of shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that Institutional Class shares have a lower expense ratio. Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. To obtain updated performance information, please visit the Fund’s website at www.soundshorefund.com or call (800) 551- 1980.

The following chart shows the annual total return of the Fund’s Investor Class for the last ten years.

Annual Returns as of December 31

During the periods shown in the chart above, the highest calendar quarterly return was 21.03% (for the quarter ended December 31, 2020) and the lowest quarterly return was -29.17% (for the quarter ended March 31, 2020).

The following table shows the Institutional Class’ average annual total return, and the Investor Class’ average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of shares as of December 31, 2021, compared to the average annual returns of a broad measure of market performance.

	1 Year	5 Years	10 Years
Institutional Class - Return Before Taxes(1)	23.95%	10.98%	13.31%
Investor Class - Return Before Taxes	23.76%	10.80%	13.12%
Investor Class - Return After Taxes on Distributions	16.54%	7.75%	10.75%
Investor Class - Return After Taxes on Distributions and Sale of Fund Shares	17.66%	8.02%	10.42%
Russell 1000® Value Index (does not reflect deductions for fees, expenses or taxes)	25.16%	11.16%	12.97%

(1)	After-tax returns are required to be disclosed for one class only, therefore, no after-tax returns are shown for the Institutional Class. Performance information for the Institutional Class, first offered on December 9, 2013, is based on the performance of the Investor Class, through December 8, 2013, adjusted for the lower expenses applicable to the Institutional Class. The Institutional Class’ net expense ratio is 0.75% since the Fund’s Adviser has agreed to reimburse essentially all of the ordinary expenses in excess of 0.75%. For more information about expense reimbursements please see note 1 to the Fees and Expenses tables.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. When returns before taxes are negative, the return after taxes on distributions and sale of Fund shares may exceed the Fund’s other returns due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser

Sound Shore Management, Inc. is the Fund’s investment adviser.

Portfolio Managers

The Adviser’s portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund are Harry Burn, III, T. Gibbs Kane, Jr., and John P. DeGulis.

Harry Burn, III Co-Chairman of the Adviser, has served as portfolio manager of the Fund since its inception in 1985.

T. Gibbs Kane, Jr. Co-Chairman of the Adviser, has served as portfolio manager of the Fund since its inception in 1985.

John P. DeGulis President of the Adviser, has been with the Adviser since January 1996 and has served as a portfolio manager of the Fund since 2003.

Purchasing or Selling Your Shares

You may purchase or redeem Fund shares on any business day by mail (Sound Shore Fund, Inc., P.O. Box 588, Portland, Maine 04112), wire transfer, or telephone at (800) 551-1980. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Investor Class

The standard minimum initial investment for Investor Class, electronic Fund transfers and systematic investment plans is $10,000 and $2,000 for Traditional and Roth IRA Accounts. There is no minimum investment for additional investments except in the case of electronic Fund transfers and systematic investment plans in which case the minimum is $50. The standard minimum initial investment may be lower if made through certain broker-dealers.

Institutional Class

The minimum initial investment amount is $1,000,000 for the Institutional Class of the Fund. There is no minimum for subsequent investments in the Institutional Class, except in the case of systematic investment plans, in which case the minimum is $1,000. The Fund may reduce or waive the minimum initial investment amount in some cases. Investors purchasing the Institutional Class through financial intermediaries may be subject to different minimums or charges imposed by such intermediaries.

The minimum initial investment for the Institutional Class requirement may be modified or waived in the Fund’s discretion for initial investments: (1) through banks, broker-dealers and other financial institutions in (i) discretionary and non-discretionary advisory programs, (ii) fund supermarkets, (iii) asset allocation programs, (iv) other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund shares or for otherwise participating in the program or (v) certain other investment programs that do not charge an asset-based fee; (2) by qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions); (3) by defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code; (4) made in connection with certain mergers and/or reorganizations as approved by the Adviser; or (5) for individual accounts under common control that together aggregate $1,000,000 or more.

Tax Information

The Fund intends to make distributions each year. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Subsequent withdrawals from such tax-deferred arrangements may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Who May Want to Invest in the Fund

You may want to purchase shares of the Fund if:

●	You are willing to tolerate significant changes in the value of your investment
●	You are pursuing a long-term goal
●	You are willing to accept higher short-term risk for potential long-term returns

The Fund may not be appropriate for you if:

●	You want an investment that pursues market trends or focuses only on particular industries
●	You need regular income or stability of principal
●	You are pursuing a short-term goal or investing emergency reserves

More Information about Fund Principal Investments, Risks and the Scope of Portfolio Investments

Investment Objective

The investment objective of the Fund is growth of capital. The Fund’s investment objective is fundamental and may not be changed without shareholder approval.

Principal Investment Strategies

The Adviser seeks to meet the Fund’s investment objective of growth of capital by employing a value investment strategy to its selection of predominantly Large Cap and Mid Cap common stocks for the portfolio.

The investment strategy is built upon three components:

Disciplined Approach — Since the Fund’s inception in 1985, the Adviser has consistently applied its value-oriented investment philosophy and process. This process is driven by strict valuation screening, rigorous company specific research, and stock selection. The Adviser strives to be at or near fully invested.

Risk Aversion — The Adviser’s focus and emphasis on companies selling at low absolute and relative P/E valuations provides risk control. The portfolio is oriented toward financially sound companies that have underperformed and have lost Wall Street’s attention due to low expectations. The Adviser analyzes risk on a company-by-company basis and establishes maximum position constraints in portfolio construction. The Adviser also considers governance as well as environmental and social factors as appropriate. While valuation, governance, environmental and social factors are analyzed, the evaluation of all key investment considerations is industry-and company-specific. Consequently, no one issue necessarily disqualifies a company from investment and no individual characteristic must be present prior to investment.

Long-Term Orientation — The Adviser’s bottom-up, stock by stock process generally incorporates a 12-36 month investment time horizon while resisting fads, themes and market timing. Given this investment time horizon, under most circumstances, the Adviser does not intend to engage in active and frequent trading of portfolio securities in order to achieve its principal investment strategies.

While most of the Fund’s assets will be invested in domestic common stock, the Fund may also invest in U.S. traded Large Cap and Mid Cap securities issued by companies organized outside the United States including American Depositary Receipts. The Fund may, from time to time, have significant exposure to one or more sectors of the market. As of December 31, 2021, the Fund had invested 28.3% in the Health Care sector.

As non-principal investment strategies, the Fund may invest in other types of securities such as U.S. government or government agency obligations, corporate debt securities, preferred stock, and convertible securities when deemed appropriate by the Adviser of the Fund. The Fund may hold cash or cash equivalents, such as high quality money market instruments, pending investment and to retain flexibility in meeting redemptions and paying expenses. In addition, in order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position and invest without limit in these instruments. There is no assurance that the Fund will achieve its investment objective.

A stock is sold when it either achieves the Adviser’s target valuation or when the Adviser materially reduces earnings estimates.

Principal Investment Risks

You could lose money on your investment in the Fund, or the Fund could underperform other investments, if any of the following occurs:

●	The stock market goes down
●	Value stocks fall out of favor with the stock market
●	The stock market continues to undervalue the stocks in the Fund’s portfolio
●	The Adviser’s judgment as to the value of a stock proves to be wrong

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risks Associated with Value Investing An investment in the Fund is not by itself a complete or balanced investment program. The Fund’s value investment approach can undergo cycles of greater or lesser investor interest and, therefore, may lead to a decrease in the prices of the stocks in the Fund’s portfolio. A value stock may decrease in price or may not increase in price as anticipated by the Adviser if other investors fail to recognize the company’s value or the factors that the Adviser believes will cause the stock price to increase do not occur.

Market and Regulatory Risk Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Fund’s performance. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Risks of Medium Size Companies Because investing in medium size companies can have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

●	Analysts and other investors typically follow these companies less actively and, therefore, information about these companies is not always readily available
●	Securities of many medium size companies may be traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies
●	Changes in the value of medium size company stocks may not mirror the fluctuation of the general market
●	More limited product lines, markets and financial resources may make these companies more susceptible to economic or market setbacks

For these and other reasons, the prices of medium capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company’s operations and performance.

Foreign Securities Risk The Fund may invest in foreign securities primarily in the form of American Depositary Receipts (“ADRs”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Investing in the securities of foreign issuers also involves, however, certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.

Sector-Focus Risk Investing a significant portion of the Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors. If the Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Healthcare Sector Risk To the extent the Fund invests a significant portion of its assets in the healthcare sector, the Fund’s performance could be negatively impacted by events affecting this sector. The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, government reimbursement for medical expenses, increases or decreases in the cost of medical products and services, limited product lines, increased emphasis on the delivery of healthcare through outpatient services and product liability claims. Many healthcare companies are heavily dependent on patent protection, which may be time consuming and costly, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in pricing pressure, including price discounting, and may be thinly capitalized and susceptible to product obsolescence. Many new products in the healthcare sector require significant research and development and may be subject to regulatory approvals, which may be time consuming and costly and with no guarantee that the product will come to market.

Large Companies Risk Large company stock risk is the risk that stocks of larger companies may underperform relative to those of small and mid-sized companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

More information about permissible investments can be found under “Investment Strategies and Risks” in the Statement of Additional Information (“SAI”).

Disclosure of Portfolio Holdings A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s SAI.

The Fund is an open-end investment company (mutual fund). The business of the Fund is managed under the oversight of the Board of Directors. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Fund’s executive officers, may be found in the SAI.

Adviser

Sound Shore Management, Inc., 8 Sound Shore Drive, Greenwich, Connecticut 06830, has served as investment adviser to the Fund since the Fund’s inception in 1985. Subject to the general control of the Board, the Adviser makes investment decisions for the Fund. For its services, the Adviser received an advisory fee of 0.71% (net of fees waived or reimbursed) of the average daily net assets of the Fund for the fiscal year ended December 31, 2021.

As of March 31, 2022, the Adviser managed $3.6 billion on a discretionary basis and provided a model portfolio for $0.3 billion of non-discretionary assets.

A discussion summarizing the factors which the Board most recently considered in connection with the continuation of the Investment Advisory Agreement between the Fund and the Adviser will be included in the Fund’s semi-annual report for the six month period ending June 30, 2022.

Portfolio Managers

The Adviser's portfolio managers that are jointly and primarily responsible for the day-to-day management of the Fund are Messrs. Burn, Kane and DeGulis.

Their business experience and educational background are as follows:

Harry Burn, III holds the Chartered Financial Analyst designation and received his B.A. and M.B.A. from the University of Virginia. He co-founded the Adviser in 1978 and has served as a portfolio manager since that date.

T. Gibbs Kane, Jr. holds the Chartered Financial Analyst designation and received his B.S.E. from the University of Pennsylvania Wharton School. He co-founded the Adviser in 1978 and has served as a portfolio manager since that date.

John P. DeGulis received a B.A. in Economics from Northwestern University, and M.B.A. from Columbia Business School. He joined the Adviser as an analyst in 1996 and became a portfolio manager in 2003.

The Fund’s SAI provides additional information about each portfolio manager’s respective compensation, other accounts managed by each portfolio manager, and each portfolio manager’s respective ownership in the Fund.

Other Service Providers

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”), provides certain administration and portfolio accounting services to the Fund.

Atlantic Shareholder Services, LLC, a wholly-owned subsidiary of Apex, provides certain transfer agency services to the Fund.

Foreside Fund Services, LLC, the Fund’s principal underwriter (the “Distributor”) acts as the Fund’s distributor in connection with the offering of Fund shares. The Distributor is not affiliated with the Adviser, Apex or their affiliated companies.

Fund Expenses

The Fund pays for all of its expenses. The Adviser or other service providers may voluntarily waive all or any portion of their fees and reimburse certain expenses of the Fund applicable to either class. Any waiver or reimbursement would have the effect of increasing the performance of the class for the period during which the waiver was in effect. As set forth in a footnote to the “Fees and Expenses” tables, the Adviser has contractually agreed to reimburse certain expenses of the Institutional Class, which has the effect of increasing the Institutional Class’ performance while it is in effect.

For its service as Transfer Agent for the Investor Class, the Fund’s transfer agent charges a fee of 10 basis points per annum (reflected in the Fund’s fees and expenses table as a component of “Other Expenses”) based on Investor Class assets under management. In the case of Investor Class shares that are bought directly from the Fund, the transfer agent acts as a full service transfer agent. In the case where shares are bought through a financial intermediary such as a mutual fund platform or broker-dealer, the financial intermediary effectively provides sub transfer agent services that the transfer agent would otherwise have had to provide. In recognition of this, the transfer agent, the Fund and the Fund’s Adviser have entered into an agreement whereby the transfer agent agrees to pay financial intermediaries the transfer agent fee it receives from the Fund for its services to the Investor Class and the Adviser agrees to pay the excess, if any, charged by a financial intermediary. The agreement further provides that for efficient payment purposes, the Adviser is responsible for paying the full fee to the financial intermediaries, subject to reimbursement to it by the Fund’s transfer agent of the transfer agent fee.

General Information

You pay no sales charge to purchase or sell (redeem) shares of the Fund. You may purchase or sell shares at the net asset value of a share, or NAV, next calculated after the transfer agent receives your request in proper form. For instance, if the transfer agent receives your purchase request in proper form prior to the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time), your transaction will be priced at that day’s NAV. If the transfer agent receives your purchase request after the close, your transaction will be priced at the next day’s NAV. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

You will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation or quarterly statement.

How to Contact the Fund

Telephone the Fund at:

(800) 551-1980 (toll free)

Website Address:

www.soundshorefund.com

Wire investments (or electronic funds transfer (“EFT”) payments):

Please contact the transfer agent at (800) 551-1980 (toll free) to obtain the ABA routing number and account number for the Fund.

Write to the Fund at:

Sound Shore Fund, Inc.
P.O. Box 588
Portland, ME 04112

Overnight Address:

Sound Shore Fund, Inc.
c/o Apex Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

The Fund may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.

When and How NAV is Determined The Fund calculates its NAV as of the close of the New York Stock Exchange on each weekday except days when the New York Stock Exchange is closed. The time at which NAV is calculated may change in case of an emergency or if the New York Stock Exchange closes early. The Fund’s NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding.

The Fund values securities for which market quotations are readily available at current market value (other than certain short-term securities which may be valued at amortized cost). Exchange traded securities for which market quotations are readily available are valued using the last quoted sales price, or official closing price, as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices, as provided by independent pricing services. Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii)  the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading.

Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Transactions through Third Parties If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

Buying Shares

Anti-Money Laundering Program Customer identification and verification are part of the Fund’s overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close an account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by a governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

How to Make Payments All investments must be made by check, EFT, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. Absent the granting of an exception consistent with the Fund’s Anti-Money Laundering Program, the Fund does not accept purchases made by credit card, credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, cashier’s check, bank draft or traveler’s check).

Checks For individual, sole proprietorship, joint and Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to “Sound Shore Fund, Inc.” or to one or more owners of the account and endorsed to “Sound Shore Fund, Inc.” For all other accounts, the check must be made payable on its face to “Sound Shore Fund, Inc.” A $20 charge may be imposed on any returned checks.

Purchases by EFT This service allows you to purchase additional shares through an electronic transfer of money (up to $25,000 per day) from a checking or savings account. When you make an additional purchase by telephone, the transfer agent will automatically debit your pre-designated bank account for the desired amount. You may call (800) 551-1980 to request an EFT transaction.

Wires You may instruct your financial institution with whom you have an account to make a Federal Funds wire payment to the Fund. Your financial institution may charge you a fee for this service. For information on how to request a wire transfer please telephone us toll-free at (800) 551-1980.

Account Application and Customer Identification and Verification To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information that will allow us to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted if you meet the minimum investment requirement, unless modified or waived as provided in this prospectus, and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check if your original check has cleared the bank or if you paid by wire. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes.

Foreign Shareholder Policy In light of the U.S. Department of the Treasury’s Financial Crimes Enforcement Network (FinCEN) requirement that mutual funds assess the Anti-Money Laundering risks associated with shareholder accounts maintained by foreign financial institutions and the fact that the Fund is not registered for sale outside the U.S. and its territories, the Fund has adopted a Foreign Shareholder Policy with respect to prospective or current shareholders reporting foreign addresses.

The Fund will only accept new account applications or requests for additional purchase that (1) reflect a residential address (or the principal place of business for an entity) located within the U.S. or its territories; (2) reflect a U.S. military address; or (3) are in the name of a U.S. citizen that is residing outside the U.S. or its territories and (4) in every case is associated with a valid U.S. taxpayer identification number.

Limitations on Frequent Purchases and Redemptions The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund’s policy to discourage short-term trading. Specifically, redemption transactions effected by shareholders are analyzed against offsetting purchases within a specified period of time. The Fund does not permit market timing and will not knowingly accommodate frequent trading.

Frequent trading in the Fund may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund reserves the right to cancel within one business day, restrict or reject, without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment. The Fund may also refuse any purchase requests, particularly requests that could adversely affect the Fund’s operations.

Because the Fund may receive purchases and sales orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. However, under agreements it has with financial intermediaries, the Fund can, if it deems it appropriate, identify abusive trading patterns by underlying accounts held with a financial intermediary.

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	● Instructions must be signed by all persons exactly as their names appear on the account.

Type of Account	Requirement
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefiits.	● Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. ● The custodian must sign instructions in a manner indicating custodial capacity.
Business Entities These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

●   Provide certified articles of incorporation, a government-issued business license or certificate, partnership agreement or similar document evidencing the identity and existence of the business entity.

●    Submit a secretary’s (or similar) certificate listing the person(s) authorized to open or transact business for the account.

Trusts (including corporate pension plans) These accounts are controlled by a trustee as a way to convey and control assets for the benefit of a third-party owner.

●    The trust must be established before an account may be opened.

●    Provide the first and signature pages from the trust document identifying the trustees.

●    Provide a power of attorney or similar document for each person that is authorized to open or transact business in the account if not a trustee of the trust.

Investment Procedures

How to Open an Account	How to Add to Your Account
By Check ● Call or write us for an account application. ● Complete the application (and other required documents). ● Mail us your application (and other required documents) and a check.	By Check ● Fill out an investment slip from a confirmation statement or write us a letter. ● Write your account number on your check. ● Mail us the slip (or your letter) and a check.

By Wire

●    Call or write us for an account application and wire instructions.

●    Complete the application (and other required documents).

●    Call us to fax the completed application (and other required documents) and we will assign you an account number.

●    Mail us your original application (and other required documents).

●    Instruct your bank to wire your money to us.

By Wire ● Call to notify us of your incoming wire and to obtain wire instructions. ● Instruct your bank to wire your money to us.

How to Open an Account	How to Add to Your Account

By EFT Payment (Investor Class only)

●    Call or write us for an account application.

●    Complete the application (and other required documents).

●    Call us to fax the completed application (and other required documents) and we will assign you an account number.

●    Mail us your original application (and other required documents).

●    We will electronically debit your purchase proceeds from your selected financial institution account.

●    EFT purchases are limited to $25,000 per day.

By Systematic Investment

●    Complete the systematic investment section of the application.

●    Attach a voided check to your application.

●    Mail us the completed application and the voided check.

●    We will electronically debit your purchase proceeds from your selected financial institution account.

●    Purchases are limited to $25,000 per day.

By Internet (Investor Class only)

●    Visit our website www.soundshorefund.com.

●    Complete the application (and other required documents).

●    We will electronically debit your purchase proceeds from your selected financial institution account.

●    EFT purchases are limited to $25,000 per day.

By Internet ● You can perform purchases of shares online if you have existing bank instructions on your account. ● EFT purchases are limited to $25,000 per day.

Systematic Investments You may invest a specified amount of money (up to $25,000 per day) in the Fund once or twice a month on specified dates. These payments are taken from your bank account by EFT payment. Systematic investments must be for at least $50 for Investor Class Shares and $1,000 for Institutional Class Shares.

Canceled or Failed Payments The Fund accepts checks and EFT transfers at full value subject to collection. If your payment for shares is not received or you pay with a check or EFT transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or redemption due to nonpayment.

Selling Shares

The Fund processes redemption orders promptly. Upon receipt of your redemption request in good order, the Fund typically expects to send redemption proceeds to you within one business day. If the Fund has not yet collected payment for the shares you are selling, however, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days. The Fund may seek to meet such redemption requests through one or more of the following means: sales of portfolio assets, use of cash or cash equivalents held in the Fund’s portfolio, and/or redemptions in-kind.

How to Sell Shares from Your Account
By Mail* ● Prepare a written request including:

How to Sell Shares from Your Account

●     Exact name(s) in which the account is registered.

●     Your account number.

●     The Fund name.

●     The dollar amount or number of shares you want to sell.

●     How and where to send your proceeds.

●   Provide a signature guarantee in certain circumstances (See “Signature Guarantee Requirements”).

●   Provide other documentation in certain circumstances.

●    Mail us your request and documentation.

By Wire or EFT

●   Wire or EFT requests are only available if you provided bank account information on your account application and your wire redemption request is for $10,000 (except for systematic withdrawals) or more and you did not decline wire or EFT redemption privileges on your account application.

●   Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By Telephone”) or

●    Mail us your request (See “By Mail”).

By Telephone

●   Call us with your request (unless you declined telephone redemption privileges on your account application).*

●    Provide the following information:

●     Your account number.

●     Exact name(s) in which the account is registered.

●     Provide an additional form of identification.

●     Provide a signature guarantee, in certain circumstances. (See “Signature Guarantee Requirements”).

●   Your proceeds will be:

●     Mailed to you or

●     Electronically credited to your account at the financial institution identified on your account application.

Systematically

●   Complete the systematic withdrawal section of the application.

●   Attach a voided check to your application.

●   Mail us your completed application.

●   Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application.

* For IRA redemptions, call us for information on submitting an IRA distribution request.

By Internet

●   Log on to your account from the Fund website.

●   Select the “Redemption” option under the “Account Listing” menu.

●   Follow the instructions provided.

Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application.

Telephone Redemption Privileges You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent follows reasonable procedures to verify that the telephone order is genuine.

Wire or EFT Redemptions You may have your redemption proceeds sent to you by wire or EFT if you provided bank account information on your account application. The minimum amount you may request by wire is $10,000, except for systematic withdrawals. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

Systematic Withdrawal If you own Investor Class shares of the Fund with an aggregated value of at least $10,000 or if you own Institutional Class Shares of the Fund with an aggregate value of at least $1 million, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments can be sent to your address of record by check or to a designated bank account by EFT payment. Systematic withdrawal requests for Investor Class Shares must be for at least $100 and for Institutional Class Shares must be for at least $1,000, and can lead to an involuntary conversion or redemption when a withdrawal would bring the account below the investment minimum for Institutional Class. See “Involuntary Conversions and Redemptions,” below.

Signature Guarantee Requirements

Medallion Signature Guarantee Program – Financial Transactions To protect you and the Fund against fraud, certain redemption options will require a signature guarantee provided by an institution that is a member of a recognized Medallion Signature Guarantee Program. A signature guarantee verifies the authenticity of your signature. Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. The Fund reserves the right to reject a signature guarantee if it is not provided by a recognized Medallion Signature Guarantee Program guarantor.

The Fund and the transfer agent will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

●	Written requests to redeem $100,000 or more

●	Add/change banking instructions

●	Redemption from an account for which the address or account registration has changed within the last 30 days

●	Sending redemption and distribution proceeds to any person, address, or financial institution account not on record

●	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

Signature Validation Program – Non-Financial Transactions The Signature Validation Program (SVP) is intended to provide validation of authorized signatures for those transactions considered non-financial (i.e., do not involve the sale, redemption or transfer of securities). The purpose of the SVP stamp on a document is to authenticate your signature and to confirm that you have the authority to provide the instructions in the document. This stamp may be obtained from eligible members of a Medallion Signature Guarantee Program or other eligible guarantor institutions in accordance with SVP.

Eligible guarantor institutions generally include banks, broker/dealers, credit unions, members of national securities exchanges, registered securities associations, clearing agencies and savings associations. You should verify with the institution that they are an eligible guarantor institution prior to signing. A notary public can not provide an SVP stamp.

The Fund accepts an SVP stamp or a Medallion Signature Guarantee stamp if you request any of the following non-financial transactions:

●	A Change in Shareholder’s name

●	Add/Change authorized account traders

●	Add/Change Trustee

●	UTMA/UGMA custodian change

The Fund and the transfer agent reserve the right to require signature guarantees on all financial and non-financial transactions.

Redemption In Kind The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions “in kind” usually occur if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund’s assets).

Lost Accounts and Uncashed Checks The transfer agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. In addition, in cases where checks of $25 or more have been sent to investors that have not been cashed for a period of time, the Transfer Agent will provide a written notification to the payee unless that payee has already been determined to be a lost security holder. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks unpaid for six months or more for distributions or that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

Retirement Accounts

You may invest in Fund shares through IRA accounts, including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made. Telephone redemptions are not available for IRA accounts.

Voluntary Conversions

Shares of the Fund’s Institutional Class may be converted into Investor Class shares of the Fund. If a shareholder who desires to convert his or her account from a third-party intermediary that holds Institutional Class shares to a direct account with the Fund’s Transfer Agent is not eligible to meet the Institutional Class’ minimum investment amount, the shareholder may elect to convert his or her Institutional Class shares into a direct account in the shareholder’s name with shares of the Investor Class provided such conversion meets with the investment criteria set forth in this prospectus, for the Investor Class. In addition, shares of the Fund’s Investor Class may be converted into Institutional Class shares provided such conversion meets the investment criteria set forth in this prospectus for the Institutional Class.

A conversion involves the exchange of shares of one class for shares of the other class on a tax free basis at the respective NAVs of such classes after receipt of a conversion request in proper form. The Fund reserves the right to reject specific conversion orders and, on 60 days’ prior written notice, to suspend, modify or terminate a shareholder’s ability to make voluntary conversions. There is no sales load, fee or other charge imposed by the Fund on a conversion of shares. For federal income tax purposes, a voluntary conversion generally will not result in a recognition by the investor of gain or loss. A shareholder should contact the Transfer Agent or the shareholder’s third-party intermediary before effecting such a conversion.

Conversion requests may be sent via mail or by calling (800) 551-1980. The following information must be provided by the shareholder or authorized person on the account in question:

1.	Your account number;

2.	The Social Security number or Tax Identification Number on the account;

3.	The dollar value of the amount to be converted;

4.	The signatures of all account owners exactly as they are registered on the account.

Involuntary Conversions and Redemptions

As set forth in the account application, if the value of your account falls below the minimum initial investment amount of $10,000 (not including IRAs) for Investor Class Shares and $1 million for Institutional Class Shares (unless modified or waived as provided in this prospectus) or you otherwise no longer qualify as an eligible investor, your account may be subject to involuntary redemption or, in the case of Institutional Class shares, involuntary conversion, as applicable. You will be notified in writing that unless you choose within the period specified in writing to receive full redemption of your Institutional Class shares, your Institutional Class shares will be converted to an account in the Investor Class without imposition of any charges and such conversion shall made on a tax-free basis. The Fund reserves the right to involuntarily redeem shares of accounts that no longer meet the eligible investor or minimum investment criteria of the Institutional Class or Investor Class as set forth in this prospectus. If your Institutional Shares account was converted to an Investor Class account based on the conversion feature described in this paragraph and you determine later that it becomes eligible to meet the minimum investment amount of the Institutional Class, you may request a voluntary conversion by contacting the Transfer Agent. The Fund does not provide for automatic conversion or notice of eligibility in cases where an existing Investor Class shareholder’s account meets the minimum investment requirement (unless modified or waived as provided in this prospectus) for Institutional Class shares.

Distributions

The Fund declares distributions from net investment income and pays those distributions semi-annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. However, if a distribution is less than $5, your proceeds will be reinvested in additional shares. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The Fund intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund’s distributions, regardless of whether you reinvest them or receive them in cash. The Fund’s distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. A portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. The Fund’s distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” currently taxable to individuals at a maximum Federal income tax rate of 20%. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and the Fund’s distribution of net investment income reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale of Fund shares may be a taxable transaction for Federal income tax purposes. You will recognize a gain or loss in such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

The Fund may be required to withhold Federal income tax at the required Federal backup withholding rate, currently 24%, on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

The following tables are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. Total return in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by BBD, LLP, the Fund’s independent registered public accounting firm. The report of the Fund’s independent registered public accounting firm, along with the Fund’s financial statements are included in the annual report, which is available upon request.

	For the Year Ended December 31,
	2021	2020	2019	2018	2017
Investor Class Shares
Net Asset Value, Beginning of Year	$42.29	$42.41	$37.03	$45.89	$44.17
Investment Operations
Net investment income (a)	0.41	0.30	0.40	0.50	0.51
Net realized and unrealized gain (loss) on investments	9.66	2.90	8.20	(6.27)	6.63
Total from Investment Operations	10.07	3.20	8.60	(5.77)	7.14
Distributions from
Net investment income	(0.44)	(0.32)	(0.39)	(0.51)	(0.52)
Net realized gains	(10.76)	(3.00)	(2.83)	(2.58)	(4.90)
Total Distributions	(11.20)	(3.32)	(3.22)	(3.09)	(5.42)
Net Asset Value, End of Year	$41.16	$42.29	$42.41	$37.03	$45.89
Total Return	23.76%	7.78%	23.26%	(12.62)%	16.22%
Ratios/Supplemental Data
Net Assets at End of Year (in thousands)	$671,380	$641,165	$853,588	$945,244	$1,365,922
Ratios to Average Net Assets:
Expenses	0.93%	0.93%	0.91%	0.90%	0.90%
Net Investment Income	0.85%	0.80%	0.95%	1.10%	1.06%
Portfolio Turnover Rate (b)	44%	77%	46%	56%	44%

(a)	Calculated based on average shares outstanding during each year.
(b)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

	For the Year Ended December 31,
	2021	2020	2019	2018	2017
Institutional Class Shares
Net Asset Value, Beginning of Year	$42.59	$42.65	$37.19	$46.06	$44.29
Investment Operations
Net investment income (a)	0.51	0.37	0.47	0.58	0.60
Net realized and unrealized gain (loss) on investments	9.70	2.93	8.25	(6.32)	6.64
Total from Investment Operations	10.21	3.30	8.72	(5.74)	7.24
Distributions from
Net investment income	(0.48)	(0.36)	(0.43)	(0.55)	(0.57)
Net realized gains	(10.76)	(3.00)	(2.83)	(2.58)	(4.90)
Total Distributions	(11.24)	(3.36)	(3.26)	(3.13)	(5.47)
Net Asset Value, End of Year	$41.56	$42.59	$42.65	$37.19	$46.06
Total Return	23.95%	7.98%	23.50%	(12.50)%	16.40%
Ratios/Supplemental Data
Net Assets at End of Year (in thousands)	$575,184	$517,449	$684,295	$721,916	$765,297
Ratios to Average Net Assets:
Expenses (gross) (b)	0.83%	0.84%	0.82%	0.81%	0.81%
Expenses (net)	0.75%	0.75%	0.75%	0.75%	0.75%
Net Investment Income	1.03%	0.98%	1.12%	1.27%	1.25%
Portfolio Turnover Rate (c)	44%	77%	46%	56%	44%

(a)	Calculated based on average shares outstanding during each year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(c)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Apex Fund Services

Portland, Maine

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer Agent

Apex Fund Services

Portland, Maine

Distribution Paying Agent

Apex Fund Services

Portland, Maine

Custodian

U.S. Bank, N.A.

Milwaukee, Wisconsin

Fund Counsel

Sullivan & Worcester LLP

New York, New York

Independent Registered Public Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania

FOR MORE INFORMATION

Annual and Semi-Annual Reports

The Fund will provide annual/semi-annual reports to shareholders that will provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)

The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting your broker or the Fund at:

Sound Shore Fund, Inc.

P.O. Box 588

Portland, Maine 04112

(800) 551-1980 (toll free)

The annual/semi-annual reports, SAI and other information are available, without charge, on the Fund’s website at: www.soundshorefund.com.

Securities and Exchange Commission Information

Free copies of the annual/semi-annual reports and the SAI are available on the EDGAR database on the SEC’s website at www.sec.gov.

You can also get copies of this information, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov

Investment Company Act File No. 811-04244

207-PRU-0522

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2022

Sound Shore Fund, Inc.

Class	Ticker
Investor	SSHFX
Institutional	SSHVX

FUND INFORMATION

Sound Shore Fund, Inc.

P.O. Box 588

Portland, Maine 04112

www.soundshorefund.com

INVESTMENT ADVISER:

Sound Shore Management, Inc.

8 Sound Shore Drive

Greenwich, Connecticut 06830

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

Atlantic Shareholder Services, LLC

P.O. Box 588

Portland, Maine 04112

(800) 551-1980

This Statement of Additional Information, or SAI, supplements the Prospectus of Sound Shore Fund, Inc. (the “Fund”) dated May 1, 2022, as it may be amended from time to time. The Fund’s Investor Class shares and Institutional Class shares are collectively referred to in this SAI as “shares”. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by contacting shareholder services at the address or telephone number listed above.

Financial statements for the Fund for the fiscal year ended December 31, 2021 included in the Annual Report are incorporated by reference into, and are legally part of, this SAI. Copies of the Annual Report may be obtained, without charge, upon request by contacting shareholder services at the address or telephone number listed above or by visiting the Fund’s web site at the URL address above.

TABLE OF CONTENTS

GLOSSARY	1
1. INVESTMENT STRATEGIES AND RISKS	2
2. INVESTMENT LIMITATIONS	6
3. MANAGEMENT	8
4. SERVICE PROVIDERS	12
5. PORTFOLIO TRANSACTIONS	16
6. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	19
7. TAXATION	21
8. OTHER MATTERS	24
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS	A-1
APPENDIX B – MISCELLANEOUS TABLES	B-1
APPENDIX C – PROXY VOTING PROCEDURES	C-1

GLOSSARY

“Accountant” means Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services), fund accountant of the Fund.

“Administrator” means Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services), administrator of the Fund.

“Adviser” means Sound Shore Management, Inc.

“Apex” means Apex Fund Services.

“Board” means the Board of Directors of the Fund.

“Code” means the Internal Revenue Code of 1986, as amended.

“Custodian” means U.S. Bank, N.A., the custodian of the Fund’s assets.

“Distributor” means Foreside Fund Services, LLC, distributor of the Fund’s shares.

“FFOS” means Foreside Fund Officer Services, LLC, provider of compliance services to the Fund.

“Fitch” means Fitch Ratings.

“Fund” means Sound Shore Fund, Inc.

“Moody’s” means Moody’s Investors Service.

“NAV” means net asset value.

“NRSRO” means a nationally recognized statistical rating organization.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means S&P Global Ratings.

“Transfer Agent” means Atlantic Shareholder Services, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services), the transfer agent and distribution disbursing agent of the Fund.

“U.S. Government Securities” means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“U.S. Treasury Securities” means obligations issued or guaranteed by the U.S. Treasury.

“1933 Act” means the Securities Act of 1933, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

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1. INVESTMENT STRATEGIES AND RISKS

The following discussion supplements the disclosure in the Prospectus about the Fund’s principal investment techniques, strategies and risks and discusses secondary investment strategies and risks. The Fund is designed for investment of that portion of an investor’s funds that can appropriately bear the special risks associated with certain types of investments (e.g., investments in equity securities). The Fund expects that for most periods, a substantial portion, if not all, of its assets will be invested in a diversified portfolio of common stocks judged by the Adviser to have favorable value to price characteristics.

The Fund may also invest in U.S. government or government agency obligations, investment grade corporate debt securities, preferred stocks, convertible securities, warrants, and/or short-term money market instruments when deemed appropriate by the Adviser.

A. DEBT SECURITIES

1. In General

The Fund may invest in debt securities with an investment grade credit rating or unrated and determined by the Adviser to be of comparable quality.

The lowest long-term ratings that are investment grade for corporate bonds, including convertible bonds, are “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch; for preferred stock are “Baa” in the case of Moody’s and “BBB” in the case of S&P and Fitch; and for short-term debt, including commercial paper, are “P-3” in the case of Moody’s, “A-3” in the case of S&P and “F-3” in the case of Fitch.

Moody’s, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by these NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Unrated securities may not be as actively traded as rated securities. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund (neither event requiring sale of such security by the Fund), the Adviser will determine whether the Fund should continue to hold the obligation. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

2. Risks

An investment in debt securities is subject to credit risk. The financial condition of the issuer may cause it to default or become unable to pay interest or principal due on the security. To limit credit risk relating to the financial condition of issuers of debt securities, the Fund may only invest in investment grade debt.

An investment in debt securities is also subject to interest rate risk. With respect to U.S. government or government agency obligations, corporate debt securities, preferred stock and convertible securities, an increase in interest rates typically causes a fall in the value of such instruments. The longer a debt security’s maturity, the more its value typically falls in response to an increase in interest rates.

B. MONEY MARKET INSTRUMENTS; TEMPORARY DEFENSIVE POSITIONS

1. In General

The Fund may invest in short-term money market instruments for cash management purposes and assume a temporary defensive position in which it may invest without limit in money market instruments that are of prime quality.

Prime quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an NRSRO or, if not rated, determined by the Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include U.S. Government Securities, commercial paper, time deposits, bankers’

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acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

In 2016, significant changes to the SEC’s rules that govern money market funds went into effect. Among other things, these changes: (1) permit a money market fund to impose a fee (up to 2%) on redemptions from the money market fund and/or temporarily restrict redemptions from the money market fund, if liquidity levels fall below the required regulatory threshold, and (2) require institutional money market funds to operate with a floating NAV. Government money market funds, which generally are money market funds that invest in cash, U.S. government securities and/or related repurchase agreements, are exempt from these requirements. There were a number of other changes under the revised rules that relate to diversification, disclosure, reporting and stress testing requirements.

2. Risks

If the Fund departs from its investment strategies during temporary defensive periods it may not achieve its investment objective.

C. CONVERTIBLE SECURITIES

The Fund may only invest in convertible securities that are investment grade.

1. In General

Convertible securities, which include convertible debt, convertible preferred stock and other securities exchangeable under certain circumstances for shares of common stock, are debt securities or preferred stock which generally may be converted at a stated price within a specific amount of time into a specified number of shares of common stock. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities or preferred equity in that they ordinarily provide a stream of income with generally higher yields than do those of common stocks of the same or similar issuers. Convertible securities, however, generally, have lower yields than comparable non-convertible securities. These securities are usually senior to common stock in a company’s capital structure, but usually are subordinated to non-convertible debt securities.

2. Risks

Investment in convertible securities generally entails less risk than investment in the issuer’s common stock. Convertible securities are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and they provide the potential for capital appreciation if the market price of the underlying common stock increases. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. An increase in interest rates typically causes a fall in the value of such instruments.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

3. Value of Convertible Securities

The value of a convertible security is a function of its “investment value” and its “conversion value”. The investment value of a convertible security is determined by comparing its yield with the yields of other securities of comparable maturity and quality that do not have a conversion privilege. The conversion value is the security’s worth, at market value, if converted into the underlying common stock. The investment value of a convertible security is influenced by changes in

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interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may affect the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

D. CYBER SECURITY RISK

The Fund faces greater risks of cyber security breaches because of the broad use of technology such as computer systems and the internet that has developed in the course of business. In general, cyber-attacks result from deliberate attacks but other events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting data that is maintained online or digitally, denial-of-service attacks on websites, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund or its investment adviser, custodian, transfer agent, or other third-party service provider may adversely impact the Fund. These cyber-attacks have the ability to cause disruptions and impact business operations, to result in financial losses, to prevent shareholders from transacting business, and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar to operational risk in general, the Fund and its investment adviser have instituted risk management systems designed to minimize the risks associated with cyber security. However, it is not certain that these systems will succeed, especially because the Fund does not directly control the cyber security systems of the service providers to the Fund, its trading counterparties, or the issuers in which the Fund may invest.

E. ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES

The Fund may not acquire any “illiquid investments” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

1. In General

The term “illiquid investment” means an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Fund’s liquidity risk management program. Restricted securities, except as otherwise determined by the Adviser, are securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act.

2. Risks

Certain risks are associated with holding illiquid investments and restricted securities. For instance, limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted securities or illiquid investments promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3. Determination of Liquidity

The Fund has implemented a written liquidity risk management program in accordance with Rule 22e-4 under the 1940 Act. As part of that program, the Adviser is responsible for identifying illiquid investments in accordance with Rule 22e-4.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are not illiquid.

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F. WARRANTS

The Fund may invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

1. Risks

Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased nor do they represent any rights in the assets of the issuing company. Investments in warrants involve certain additional risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of the Fund’s entire investment therein). The Fund will not invest in warrants if (i) more than 5% of the Fund’s total assets would be invested in warrants or (ii) more than 2% of the value of the Fund’s total assets would be invested in warrants not listed on the New York Stock Exchange.

G. WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may purchase securities on a when-issued or delayed-delivery basis (i.e. delivery and payment can take place between a month and 120 days after the date of the transaction).

1. Risks

These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

H. MARKET AND REGULATORY RISK

Events in the financial markets and economy may cause volatility and uncertainty and affect performance. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the central banks; steep declines and surges in oil prices; dramatic changes in currency exchange rates; pandemics, epidemics and other similar circumstances in one or more countries or regions; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such adverse effect on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

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2. INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term 1940 Act includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the Internal Revenue Code of 1986 (the “Code”) includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a nonfundamental policy of the Fund without shareholder approval.

A. FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations, which are fundamental policies of the Fund. The Fund may not:

1. Purchase the securities of any one issuer, other than the U.S. Government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations;

2. Invest more than 25% of the value of its total assets in any particular industry;

3. Purchase securities on margin, but it may obtain such short-term credits from banks as may be necessary for the clearance of purchases and sales of securities;

4. Make loans of its assets to any person, except for the purchase of debt securities;

5. Borrow money except for (1) the short-term credits from banks referred to in paragraph 3 above and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund’s total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund’s total assets will be repaid before any subsequent investments are made;

6. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with permissible borrowings mentioned in paragraph 5 above;

7. Purchase the securities of any other investment company, except that the Fund may invest up to 10% of its total assets in such securities through purchases in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase, or except when such purchase is part of a merger, consolidation or acquisition of assets;

8. Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act. The Fund will not, however, invest more than 10% of the value of its total assets in the aggregate in restricted or not readily marketable securities or in repurchase agreements maturing or terminable in more than seven days;

9. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

10. Sell securities short or invest in puts, calls, straddles, spreads or combinations thereof;

11. Purchase or acquire commodities or commodity contracts;

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12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing;

13. Participate on a joint, or a joint and several, basis in any securities trading account; or

14. Invest in companies for the purpose of exercising control.

B. NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following non-fundamental investment restrictions, which may be changed without the approval of the Fund’s stockholders. The Fund may not:

1. Invest in any oil, gas or other mineral lease; or

2. Invest in the securities of other investment companies except to the extent permitted by the 1940 Act.

If a percentage restriction or a rating on investment is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund’s portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of the Fund’s policies or restrictions.

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3. MANAGEMENT

A. DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Board in compliance with the laws of the state of Maryland. Among its duties, the Board generally meets and reviews on a quarterly basis, among other things, the actions of all of the Fund’s service providers. This review also includes a periodic review of the service providers’ agreements and fees charged to the Fund. The names of the Directors and officers of the Fund, their address and age, their position with the Fund, length of service, and principal occupations during the past five years are set forth below. Each Director and officer holds office until his or her successor is elected and qualified and or until such Director or officer resigns upon written notification to the Fund. For each Director, information concerning the number of other directorships/trusteeships held by the Director has also been included; as the Fund consists of a single portfolio, this number does not include additional related portfolios overseen by the Directors. Each Director’s education, professional training, business, not-profit and/or public service background, experienced professional judgment and commitment to participation on the Board and to the interests of Fund shareholders contribute to their qualification to serve on the Board. The specific experience, qualifications, attributes and skills that are related to each Director’s service as a director in light of the Fund’s business and structure are as follows: Mr. Clark, extensive business experience, including expertise in regulatory policy, legislative policy and communications; Mr. Ghriskey, extensive business experience, including experience related to investment management; Mr. Kelso, extensive business experience, including board service and experience related to financial matters; Mr. Burn, more than thirty years’ experience in advising the Fund, as well as private accounts and in managing a registered investment adviser; and Mr. Kane, more than thirty years’ experience in advising the Fund, as well as private accounts and in managing a registered investment adviser.

The Board is comprised of three Independent Directors – i.e., directors who are not “interested persons” as defined in the 1940 Act – and two interested directors. Information for Independent Directors is set forth separately from information for interested directors below. The chairman of the Board, Harry Burn, III, is an interested director. The Independent Directors have designated David Blair Kelso as lead independent director. The role of the lead independent director includes, among other things, coordinating communications with management and other service providers and assisting with administration of Board operations. The Board has determined that this leadership structure is appropriate for it to effectively serve and protect the interests of shareholders based on a number of factors, including the Board’s history of successful operation with an interested director as chairman, including effective scheduling of meetings, creation of Board agendas, conduct of meetings, and oversight of risk management. This oversight function involves supervision of the Adviser and the Fund’s other service providers, its operations and its compliance program, with particular focus on potential conflicts, through periodic Board reporting. In considering its leadership structure, and particularly the interested status of its chairman, the Board took into account the fact that the Fund is a stand-alone fund and is not affiliated with other financial institutions which could increase the potential for conflicts. The Board also took into account the fact it consists of five Directors, all of whom have worked efficiently together as a Board for over thirteen years and that their extended experience working collaboratively with one another has facilitated efficient and effective Board operations. In connection with consideration of the Board’s leadership structure, the Independent Directors designated an independent lead director to further enhance the efficiency and effectiveness of Board operations.

Name, Address and Birth Date	Position(s) With the Fund	Length of Time Served	Principal Occupation(s) During at least the Past Five Years	Other Directorships Held By Director during the Past Five Years
Independent Directors
Harry W. Clark c/o Sound Shore Fund, Inc. Three Canal Plaza, Suite 600 Portland, ME 04101 Birth Date: March 1949	Director; Audit Committee (member); Nominating Committee (member); Valuation Oversight Committee	January 2006 to present	Managing Partner, Stanwich Group LLC (public policy consulting firm) since January 200l; Senior Counselor, Brunswick Group LLC (international financial communications consulting firm) since January 2005.	Director, U.S. Chamber of Commerce Foundation since 2005.

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Name, Address and Birth Date	Position(s) With the Fund	Length of Time Served	Principal Occupation(s) During at least the Past Five Years	Other Directorships Held By Director during the Past Five Years
H. Williamson Ghriskey, Jr. c/o Sound Shore Fund, Inc. Three Canal Plaza, Suite 600 Portland, ME 04101 Birth Date: May 1944	Director; Audit Committee (member); Nominating Committee (member); Valuation Oversight Committee	January 2006 to present	Senior Managing Director/ Portfolio Management, First Republic Investment Management (investment counseling firm) since September 1978.	Past President of Investment Advisor Association 1990- 1992.
David Blair Kelso c/o Sound Shore Fund, Inc. Three Canal Plaza, Suite 600 Portland, ME 04101 Birth Date: September 1952	Lead Independent Director; Audit Committee (Chair); Nominating Committee (Chair); Valuation Oversight Committee; Audit Committee Financial Expert	January 2006 to present	Managing Partner, Kelso Advisory Services (consulting firm), since October 2003; Trustee Emeritus, Connecticut College, since October 2007; Trustee, Darden School of Business Administration, University of Virginia, since October 2015; Director, Round Hill Development Corp. (resort development firm), since 2006; Trustee, New Orleans Museum of Art, since February 2016; Director, Aspen Holdings, Inc. (insurance firm), (2005 - April 2011); Executive Vice President, Strategy & Finance, Aetna, Inc. (insurance firm); Chairman Aetna Life Insurance Company, (September 2001- September 2003); Chief Financial Officer, Executive Vice President, and Managing Director, Chubb, Inc. (insurance firm), August 1996 August 2001.	Director, EXL Service Holdings, Inc. (since July 2006) Director, Assurant, Inc. (March 2007 - February 2015).
Interested Directors
Harry Burn, III, M.B.A.(1) 8 Sound Shore Drive Greenwich, Connecticut 06830 Birth Date: January 1944	Chairman and Director	April 1985 to present (Chairman September 1992 to present)	Co-Chairman and Director, Sound Shore Management, Inc., since 1978; Chartered Financial Analyst.
T. Gibbs Kane, Jr.(1) 8 Sound Shore Drive Greenwich, Connecticut 06830 Birth Date: May 1947	President and Director	April 1985 to present	Co-Chairman and Director, Sound Shore Management, Inc., since 1977; Chartered Financial Analyst.

(1)	Mr. Burn and Mr. Kane may be deemed to be “interested persons” of the Fund by virtue of their positions as shareholders, senior officers and Directors of the Adviser.

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Pursuant to a charter adopted by the Board, the Audit Committee oversees the Fund’s fund accounting and auditing processes. The Audit Committee is comprised of all the independent directors. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by the Fund (including resolution of disagreements between management and the auditor regarding financial reporting). During the fiscal year ended December 31, 2021, the Audit Committee met four times.

Pursuant to a charter adopted by the Board, the Nominating Committee oversees the composition of the Board and its various committees of the Fund. The Nominating Committee is comprised of all the independent directors. The charter provides that the Committee is to (i) evaluate candidates’ qualifications and their independence from the Adviser, principal underwriter and other principal service providers; (ii) select persons who are “independent” in terms of both the letter and spirit of the 1940 Act; (iii) consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with managers or service providers; and (iv) take into account all other factors it deems relevant. It also must periodically review the composition of the Board to determine whether for any reason it may be appropriate to add new directors and review the membership of each Committee established by the Board. During the fiscal year ended December 31, 2021, the Nominating Committee did not meet. Under the Nominating Committee charter, the Committee reviews candidates for, and makes nominations of, independent directors to the Board. The Fund is not required to hold annual meetings of shareholders for the election of Directors and holds shareholder meetings for the election of Directors only when, pursuant to the requirements of the 1940 Act, less than a stipulated number of Directors were elected by shareholders. Consequently, the Nominating Committee has not adopted a policy with regard to the consideration of Director candidates by shareholders, nor has it established formal procedures to be followed by shareholders who might wish to submit a recommendation.

Pursuant to a charter adopted by the Board, the Valuation Oversight Committee is composed of all independent Directors and the Fund’s Treasurer and Secretary. The purpose of the Committee is to monitor and oversee the activities of the Adviser’s Valuation Committee with respect to the valuation of the securities and others assets of the Fund in accordance with the Fund’s Portfolio Valuation Procedures. The Valuation Oversight Committee meets when necessary. During the fiscal year ended December 31, 2021, the Valuation Oversight Committee did not meet.

Officers
Name, Address and Age	Position with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Lowell E. Haims 8 Sound Shore Drive Greenwich, Connecticut 06830 Birth Date: May 1967	Secretary; Valuation Oversight Committee	October 2010 to present	Chief Administrative Officer, Sound Shore Management, Inc., since October 2005; Chief Compliance Officer, Sound Shore Management Inc., since June 2007; Chartered Financial Analyst.
Charles S. Todd Three Canal Plaza, Suite 100 Portland, Maine 04101 Birth Date: September 1971	Treasurer; Valuation Oversight Committee	June 2009 to present	Foreside, Senior Managing Director Fund Officer Services (Since 2015).
Nancy J. Tyminski 899 Cassatt Road, 400 Berwyn Park, Suite 110 Berwyn, Pennsylvania 19312 Born: November 1962	Chief Compliance Officer/AMLCO	June 2019 to present	Director, Foreside Fund Officer Services, LLC (June 2019 to present); Senior Due Diligence Officer, Foreside Financial Group, LLC (2015-2019); Deputy Chief Compliance Officer, PNC Funds, PNC Bank, N.A. (2011-2015).

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B. DIRECTOR OWNERSHIP OF FUND SHARES

Directors	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2021	Aggregate Dollar Range of Ownership as of December 31, 2021 in all Funds Overseen by Director in the Same Family of Investment Companies
Independent Directors
Harry W. Clark	None	None
H. Williamson Ghriskey Jr.	More than $100,000	More than $100,000
David Blair Kelso	More than $100,000	More than $100,000
Interested Directors
Harry Burn III	More than $100,000	More than $100,000
T. Gibbs Kane, Jr.	More than $100,000	More than $100,000

C. OWNERSHIP IN SECURITIES OF THE ADVISER AND THE PRINCIPAL UNDERWRITER

As of December 31, 2021, no Independent Director or any of his immediate family members owned beneficially or of record securities of the Fund’s investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with the Fund investment adviser or principal underwriter.

D. COMPENSATION OF DIRECTORS

Effective as of July 2018, each Independent Director receives quarterly fees of $5,000 plus $10,000 per quarterly in person meeting, $4,000 per quarterly meeting attended telephonically and $2,000 per special meeting attended in person or telephonically.(1) The Audit Committee Chairman receives an additional quarterly fee of $2,500.

Independent Directors are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

Interested Directors receive no compensation for their services or reimbursement for their associated expenses. No officer of the Fund is compensated by the Fund.

The following table sets forth the fees paid to each Independent Director by the Fund for the fiscal year ended December 31, 2021.

Independent Directors	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund
Harry W. Clark	$60,000	N/A	N/A	$60,000
H. Williamson Ghriskey, Jr.	$60,000	N/A	N/A	$60,000
David Blair Kelso	$70,000	N/A	N/A	$70,000

(1)	During the year ended December 31, 2021, each Independent Director received the standard in-person meeting fee for attendance at regularly scheduled meetings of the Board held by video conference as a result of the onset of the COVID-19 pandemic.

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4. SERVICE PROVIDERS

A. INVESTMENT ADVISER

1. Services of Adviser

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Fund. Under that agreement, the Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the investment and reinvestment of the Fund’s assets, in accordance with the Fund’s investment objective, policies and limitations, subject to the general supervision and control of the Directors and Officers of the Fund.

2. Ownership of Adviser/Affiliations

The Adviser is 100% owned by Harry Burn, III, T. Gibbs Kane, Jr., John P. DeGulis, James F. Clark, Shanna S. Sullivan, Peter B. Evans, David B. Bilik, and Lowell E. Haims. Mr. Burn owns more than 25% of the stock of the Adviser. The Adviser is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended.

The Directors or officers of the Fund that are employed by and/or serve as directors/officers of the Adviser are Harry Burn, III, T. Gibbs Kane, Jr. and Lowell E. Haims.

3. Fees

The Adviser’s fee is calculated as a percentage of the Fund’s average net assets. The fee is accrued daily by the Fund and is payable monthly, equal to 0.75% per annum based on average daily net assets for the previous month, subject to any expense limitation agreement that may be in effect. The Adviser’s fee is paid by each class on the basis of that class’ net assets relative to the net assets of the Fund.

The Adviser has entered into an expense limitation agreement with the Fund (“Expense Limitation Agreement”) pursuant to which the Adviser has agreed to reimburse all of the ordinary expenses of the Institutional Class shares of the Fund included in total annual fund operating expenses under Securities and Exchange Commission Form N-1A (other than its advisory fee, interest, taxes, securities lending costs, brokerage commissions and acquired fund fees and expenses), exclusive of extraordinary expenses and exclusive of all litigation.

The Expense Limitation Agreement automatically renews for one-year terms commencing May 1st of each year unless the Adviser provides at least 30 days’ notice to the Fund and will terminate automatically in the event of the termination of the investment advisory agreement between the Adviser and the Fund.

Table 1 in Appendix B shows the dollar amount of fees paid to the Adviser for the last three fiscal years

4. Portfolio Management Information

As of December 31, 2021, Harry Burn, III, T. Gibbs Kane, Jr. and John P. DeGulis acted as portfolio managers for two pooled investment vehicles with assets totaling $164 million. The pooled investment vehicles do not pay the Adviser a performance based fee.

As of December 31, 2021, Messrs. Burn, Kane and DeGulis acted as portfolio managers for 14 other accounts with a market value of $2.3 billion. One account pays the Adviser a performance-based fee.

Messrs. Burn, Kane and DeGulis, like all employees of the Adviser, receive from the Adviser a fixed cash salary, a cash contribution to the Adviser’s profit sharing plan, and an annual cash bonus. Bonuses and contributions to the profit sharing plan are not based on the performance of the Fund or any other account, but are paid each year out of a pool comprised of the excess of aggregate revenues from all sources, less aggregate expenses. Senior management, including the portfolio managers, receives a significant amount of the pool.

As of December 31, 2021, Messrs. Kane, Burn and DeGulis each owned Fund shares valued in excess of $1 million.

The Adviser does not believe that material conflicts of interest arise as result of a portfolio manager’s servicing of multiple accounts for the following reasons: (1) the management approach of the Adviser involves processes that help mitigate the evolvement of conflicts of interest between accounts, (2) the maintenance by the Adviser of portfolio allocation and best execution procedures, (3) the maintenance by the Adviser of a Code of Ethics that establish standards and procedures for

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the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund; and (4) the nature of the management fee, performance based or not, has no bearing on how the Adviser manages a client account.

If a material conflict of interest arises between the Fund and other accounts managed by a portfolio manager, the Adviser will proceed in a manner that ensures that the Fund will not be materially treated less favorably.

Under the investment advisory agreement, the Adviser is not liable except for lack of good faith or by reason of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of the Adviser’s obligations and duties under the agreement.

B. DISTRIBUTOR AND AFFILIATED COMPANIES OF THE DISTRIBUTOR

1. Distribution Services and Compensation of Distributor

The Distributor serves as the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority. Under its agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distributor, Adviser or Fund may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution”, and collectively “Financial Institutions”) through which investors may purchase or redeem shares. These financial institutions may charge a fee for their services and may receive shareholder service fees even though shares are sold without a sales charge or distribution fees. These financial institutions may otherwise act as processing agents and will be responsible for promptly transmitting purchase, redemption, and other requests to the Fund.

Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cut-off times, and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution’s procedures and read the prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor receives no compensation from the Fund for its distribution (12b-1) services. Shares are sold with no sales commission; accordingly, the Distributor receives no sales commissions.

2. Compliance Services

Under a Compliance Services Agreement (the “Compliance Agreement”) with the Fund, Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Officer (“AMLO”) to the Fund (“Compliance Services”).

The Compliance Agreement continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Fund’s Board or by FFOS on 60 days’ written notice to the other party. The provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, if the CCO/AMLO acts in good faith and in a manner reasonably believed by him or her to be in the best interests of the Fund (and would not otherwise be liable to the Fund by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office), the Fund shall indemnify the AMLO, CCO and FFOS, and all other of its employees, agents, directors, officers and managers and any person who controls FFOS within the meaning of Section 15 of the 1933 Act or Section 20 of the Securities Exchange Act of 1934 (the “Foreside Indemnitees”) and hold the AMLO, CCO and Foreside Indemnitees harmless from any loss, liability, expenses (including reasonable attorneys fees) and damages incurred by them arising out of or related to the service of such employee or agent of FFOS as AMLO and CCO of the Fund. Similarly, under the same agreement, FFOS agrees to

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indemnify and hold harmless the Fund, its employees, agents, directors, officers and managers (other than the AMLO and CCO) (“Fund Indemnitees”), from any loss, liability, expenses (including reasonable attorneys fees) and damages incurred by them arising out of or related to (i) AMLO or CCO actions taken or failures to act with respect to the Fund that are by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; (ii) any breach of this Agreement by FFOS; or (iii) any breach of FFOS’ representations set forth in Section 4 of the agreement.

Under the Compliance Agreement, the Fund, and not FFOS, is solely responsible for approval of the designation and compensation of the CCO, as well as for removing the CCO from his or her responsibilities related to the Fund in accordance with Rule 38a-1 of the 1940 Act. In addition, FFOS is not liable for the errors of other service providers to the Fund or their systems under the agreement.

Table 2 in Appendix B shows the dollar amount of the fees and expenses paid to FFOS and its affiliates for Compliance Services rendered, the amount of fees waived by FFOS and its affiliates, and the actual fees and expenses received by FFOS and its affiliates. The data is for the last three fiscal years.

3. PFO/Treasurer Services

Under a PFO/Treasurer Services Agreement (the “Treasurer Services Agreement”) with the Fund, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Financial Officer (“PFO”)/Treasurer to the Fund.

The Treasurer Services Agreement continues in effect until terminated. The Treasurer Services Agreement is terminable with or without cause and without penalty by the Fund’s Board on 15 days’ written notice to FMS or by FMS on 30 days’ written notice to the Fund.

Under the Treasurer Services Agreement, if the PFO/Treasurer acts in good faith and in a manner reasonably believed by him or her to be in the best interests of the Fund (and would not otherwise be liable to the Fund by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office), the Fund shall indemnify the PFO/Treasurer and FMS, and all other of its employees, agents, directors, officers and managers and any person who controls FMS within the meaning of Section 15 of the 1933 Act or Section 20 of the Securities Exchange Act of 1934 (the “Foreside Indemnitees”) and hold the PFO/Treasurer and Foreside Indemnitees harmless from any loss, liability, expenses (including reasonable attorneys fees) and damages incurred by them arising out of or related to the service of such employee or agent of Foreside as PFO and Treasurer of the Fund. Similarly, under the same agreement, FMS agrees to indemnify and hold harmless the Fund, its employees, agents, directors, officers and managers (other than the PFO/Treasurer) (“Fund Indemnitees”), from any loss, liability, expenses (including reasonable attorneys fees) and damages incurred by them arising out of or related to (i) PFO/Treasurer actions taken or failures to act with respect to the Fund that are by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; (ii) any breach of this Agreement by FMS; or (iii) any breach of FMS’ representations set forth in Section 4 of the agreement. Under the Treasurer Services Agreement, FMS shall not be liable for the errors of other service providers to the Fund or their systems.

Table 3 in Appendix B shows the dollar amount of the fees and expenses paid to FMS and its affiliates for treasurer services rendered, the amount of fees waived by FMS and its affiliates, and the actual fees and expenses received by the FMS and its affiliates.The data is for the last three fiscal years.

C. OTHER FUND SERVICE PROVIDERS

1. Administrator, Fund Accountant and Transfer Agent Services

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services), located at Three Canal Plaza, Portland, Maine 04101, and its subsidiaries provide administration and fund accounting services to the Fund.

Atlantic Shareholder Services, LLC (“Apex TA”), a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services), with principal offices at Three Canal Plaza, Portland, Maine 04101, provides transfer agency services to the Fund. Apex TA is a wholly owned subsidiary of Apex.

Pursuant to the Apex Services Agreement (the “Services Agreement”), the Fund pays Apex and Apex TA fees for administration, fund accounting and transfer agency services. The Fund also pays Apex TA certain surcharges and

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shareholder account fees. The Fund also pays Apex TA a fee from the Fund’s Investor Share class, subject to the terms of a Sub-Transfer Agency Facilitation Agreement. The fees are accrued daily by the Fund and paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. The Services Agreement is terminable with or without cause and without penalty by the Fund or by the Administrator on 120 days’ written notice to the other party if without cause, and 60 days’ written notice if with cause. Under the Services Agreement, Apex is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Apex will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to $0.01, and in addition, limits the amount of any loss for which Apex would be liable.

As Administrator, Apex administers the Fund’s operations except those that are the responsibility of any other service provider hired by the Fund, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to: (1) preparing and filing certain regulatory filings with the SEC (i.e., registration statements and shareholder reports) subject to Fund counsel and/or independent auditor oversight; (2) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (3) providing the Fund with adequate general office space and facilities; (4) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (5) with the cooperation of the Adviser, the officers of the Fund and other relevant parties, preparing and disseminating materials for meetings of the Board.

Apex TA serves as transfer agent and distribution paying agent for the Fund. Apex TA is registered as a transfer agent with the SEC. Apex TA maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund Accountant, Apex provides fund accounting services to the Fund. These services include calculating the NAV of each Fund class.

Table 4 in Appendix B shows the dollar amount of fees paid to Apex as the administrator for services rendered to the Fund, the amount of fees that were waived by the administrator, if any, and the actual fees received by the administrator. The data is for the last three fiscal years.

2. Custodian

Pursuant to an agreement with the Fund, U.S. Bank, N.A. serves as the Fund’s Custodian and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ sub-custodians. The Custodian is located at 1555 N. Rivercenter Dr., MK-WI-S302, Milwaukee, WI 53212.

3. Legal Counsel

Legal matters in connection with the issuance of shares of the Fund are passed upon by Sullivan & Worcester LLP, 1633 Broadway, New York, New York 10019.

4. Independent Registered Public Accounting Firm

BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, is the Fund’s independent registered public accounting firm.

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5. PORTFOLIO TRANSACTIONS

A. HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected on an exchange or electronic crossing network, through brokers who charge commissions. These commissions are negotiated.

Purchases of securities from underwriters of the securities include a disclosed fixed commission (in the case of a secondary offering) or a sales concession paid by the issuer to the underwriter (in the case of an Initial Public Offering).

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B. COMMISSIONS PAID

Table 5 in Appendix B shows the aggregate brokerage commissions paid for the last three fiscal years.

C. ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

The Adviser of the Fund places orders for the purchase and sale of securities with brokers and dealers selected by and in the discretion of the Adviser. The Fund does not have any obligation to deal with any specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser of the Fund seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser’s primary consideration in executing transactions for the Fund is prompt execution of orders in an effective manner and at the most favorable price available.

1. Choosing Brokers

The Adviser relies on outside research services provided by brokers to augment its knowledge of economic and corporate events to each client’s end benefit. The Adviser believes that such services save time and duplication of effort and aid in the performance of client accounts. Brokerage commissions generated by the trading activities of one client account may be used to provide research to assist the Adviser in carrying out its responsibilities both for that client account, as well as other accounts without tracing benefits to commissions generated by a particular client account.

In selecting a broker to execute securities transactions, the Adviser considers a variety of factors, including the value of research provided by the broker, the broker’s execution capability, the commission rate charged by the broker, the broker’s financial responsibility and the broker’s responsiveness to the Adviser. Subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of these other factors. The Adviser believes it is important to its investment decision-making processes to have access to independent research.

Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. Such research services are received primarily in the form of access to various computer-generated data, written reports, telephone contacts and personal meetings with security analysts, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. While brokers with whom the Adviser effects trades may provide the Adviser with their own internally produced research, in some cases, research services are generated by third parties and supplied to the Adviser by or through brokers provided that, in this case, the broker must directly incur the obligation to pay the third party.

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2. Aggregation of Orders

The Adviser will generally aggregate transactions provided that aggregation is consistent with its duty to seek best execution (which includes the duty to seek best price) for its clients and is consistent with the terms of the Adviser’s investment advisory agreement with each client for which trades are being aggregated. Prior to entering an aggregated trade order, the Adviser prepares a trading blotter allocating shares on a pro rata basis to the participating client accounts. The shares are allocated pro rata based on account size, but adjusted when necessary to reflect client specific factors such as recent additions or withdrawals, as well as client directives i.e., “no tobacco,” position size directives “no more than 3% at cost,” or “up to 10% at market,” etc. In general, the Adviser strives to equalize positions in a security throughout its client base, to these target percentages equitably. If the order is partially filled, it will be allocated pro rata based on the trading blotter, although exceptions may be made for clients whose share percentage before the trade is more/or less than other clients, so that the additional shares purchased or sold bring all clients as close to the same targeted ownership percentage as is practicable. An aggregated order provides the participants the average share price for all the Adviser’s purchases/sales executed in that order throughout a given business day, with transaction costs shared pro rata based on each client’s participation in the transaction. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the trading blotter if all client accounts receive fair and equitable treatment, and the reason for the difference is indicated in writing or by email and is approved in writing or by email by the Adviser’s Compliance Officer (or in his absence, his designee) no later than one hour after the opening of the markets on the trading day following the day on which the order is executed.

Under certain circumstances, it may be in a client’s best interest not to participate in an aggregate order with the Adviser’s other clients (e.g. this is generally the case for “Wrap” account clients whose commission costs are covered as part of the bundled fee that the Wrap participants pay to the Wrap sponsor). In such cases, the Adviser will place (or direct the responsible party to place) an order for that client at a set time (or times) during a trading day. The intent of this procedure is that by executing trades before, during, and after the aggregated trades, clients who are not part of the Adviser’s aggregated orders will achieve average execution prices that are substantially the same as all other Adviser clients.

Occasionally the Adviser will participate in Initial Public Offerings (IPO’s). In most cases, the Adviser is unable to purchase sufficient shares to fill all clients to a meaningful position. If sufficient shares are purchased, the security will be allocated as described in the preceding paragraph. If it is not practical to allocate on a pro rata basis as the number of shares purchased is so small, then allocation will be made alphabetically utilizing procedures which should not advantage or disadvantage any client account.

3. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. Portfolio turnover rate is reported in the Prospectus. From time to time the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. It is not the Fund’s intent, nor has it been its practice, to engage in active and frequent trading of its securities. This type of trading could increase the amount of capital gains realized by the Fund and total securities transactions costs. The Fund expects normal turnover in the range of 50-75%, although there can be periods of greater or lesser turnover based upon market and corporate earnings activity. An annual portfolio turnover rate of 100% would occur if all of the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses. For the years ended December 31, 2021 and December 31, 2020, the portfolio turnover rate for the Fund was 44% and 77% respectively.

D. SECURITIES OF REGULAR BROKER-DEALERS

From time to time the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that:(1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 6 in Appendix B lists the regular brokers and dealers of the Funds whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

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E. PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Specifically, the Fund’s portfolio holdings are considered publicly available when quarterly Form 13Fs are filed electronically by the Adviser, with the SEC, where they may be viewed by the public. Form 13F lists all securities held in accounts over which the Adviser has investment discretion. Form 13F must be filed within 45 days after the end of each calendar quarter. In addition, portfolio holdings as of the end of the Fund’s semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each such period). You may request a copy of the Fund’s latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI or by accessing the EDGAR database on the SEC’s web site at http://www.sec.gov.

Monthly portfolio disclosures are filed with the SEC on Form N-PORT no later than 60 days after the end of each fiscal quarter. The monthly holdings reports on Form N-PORT for the first and second months of the fiscal quarter will remain non-public and the monthly holdings report for the third month of the fiscal quarter will become publicly available upon filing (with the exception of certain items).

In addition, the Adviser may make publicly available, on a monthly basis, information regarding the Fund’s top ten holdings (including name and percentage of the Fund’s assets invested in each such holding) and the percentage breakdown of the Fund’s investments by sector. This information is made available through marketing communications (including advertisements and sales literature), the Transfer Agent telephone customer service center, and the Fund’s web site at http:// www.soundshorefund.com. This information is released within 15 days after the month end.

The Board has also authorized disclosure of the Fund’s nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Adviser, who manages the Fund’s portfolio, has regular and continuous access to the Fund’s portfolio holdings. In addition, the Administrator, Custodian, and Fund Accountant may have access to the Fund’s nonpublic portfolio holdings information on a daily basis. The Distributor and its affiliates may have access to the Fund’s non-public portfolio holdings information on a monthly basis. Mailing services and financial printers may have access to the Fund’s non-public portfolio holdings information prior to distribution to the public. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund’s fiscal year end and may also have access to a Fund’s nonpublic portfolio holdings information on an ongoing basis. The Directors, officers and legal counsel to the Fund may receive information on an as needed basis. The Board may authorize additional disclosure of the Fund’s portfolio holdings.

No compensation is received by the Fund, nor, to the Fund’s knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund’s portfolio holdings. The Fund’s, Adviser’s, and Distributor’s codes of ethics (collectively, “Codes”) are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. The Fund’s service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

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6. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

A. GENERAL INFORMATION

Shareholders may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent at P.O. Box 588, Portland, Maine 04112, or by calling (800) 551-1980.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed.

B. ADDITIONAL PURCHASE INFORMATION

Shares of the Fund are offered on a continuous basis by the Distributor at NAV per share without any sales charge. Accordingly, the offering price per share is the same as the NAV per share.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established by fair valuation).

1. IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

2. UGMAs/UTMAs

If the trustee’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the investor must provide a copy of the trust document.

3. Purchases through Financial Institutions

You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption or other requests relating to the Fund. Your order will be priced at the Fund’s NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Prospectus or the Financial Institution’s contractual arrangements with the Fund and/ or its agents. Financial institutions may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

If you purchase shares through a Financial Institution, you will be subject to the Financial Institution’s procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly.

The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

C. ADDITIONAL REDEMPTION INFORMATION

The Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus.

1. Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which

19

disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2. Redemption in Kind

Redemption proceeds normally are paid in cash. Payments may be made wholly or partly in portfolio securities, however, if the Board determines conditions exist which would make payment in cash detrimental to the best interests of the Fund. If redemption proceeds are paid wholly or partly in portfolio securities, brokerage costs may be incurred by the shareholder in converting the securities to cash. The Fund has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period. In the opinion of the Fund’s management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities would be made.

D. NAV DETERMINATION

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which may be valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price, or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at NAV. The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument.

E. NYSE HOLIDAY SCHEDULE

The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Washington’s Birthday, Good Friday, Memorial Day (the last Monday in May), Juneteenth National Independence Day, Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent that the Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for the Fund may close early on the day before certain holidays and the day after Thanksgiving Day.

F. DISTRIBUTIONS

Distributions of net investment income and capital gain will be reinvested on the payment date at the Fund’s NAV on the ex-date for such distributions. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

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7. TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisor as to the federal, state, local and foreign tax provisions applicable to them.

A. QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY

The Fund intends for each tax year to qualify as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is December 31 (the same as the Fund’s fiscal year end).

1. Meaning of a Qualification

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its income and gains that it distributes to shareholders. In order to qualify as a regulated investment company the Fund must satisfy the following requirements:

•	The Fund must distribute at least 90% of its net investment income and net short-term capital gains for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

•	The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, income from certain publicly traded partnerships, and gains from the sale or other disposition of securities, or other income derived from its business of investing in securities.

•	The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), certain publicly traded partnerships, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2. Failure to Qualify

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. These distributions generally may be eligible for the dividends-received deduction in the case of corporate shareholders or dividends qualified for lower tax rates in the case of individual shareholders.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

21

B. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its net investment income semi-annually each tax year. These distributions are taxable to shareholders as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders if certain holding period requirements are satisfied.

Some of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal tax rate of 20%. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations and passthrough qualified dividend income from certain REITs, provided that certain holding period and other requirements are met by both the Fund and the shareholder receiving the distribution.

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made annually, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). Capital losses may be carried forward indefinitely and may be used to offset any current capital gain. All capital loss carryovers are listed in the Fund’s financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce the shareholder’s tax basis in the shares and are treated as gain from the sale of the shares to the extent the shareholder’s basis would be reduced below zero.

For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary real estate investment trust (“REIT”) dividends and income derived from master limited partnership (“MLP”) investments. This deduction is available with respect to dividends received by the Fund from a REIT if certain requirements are met. There is currently no mechanism for the Fund, to the extent that the Fund invests in MLPs, to pass through to non- corporate shareholders the character of income derived from MLP investments so as to allow such shareholders to claim this deduction. It is uncertain whether future legislation or other guidance will enable the Fund to pass through to non-corporate shareholders the ability to claim this deduction.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the cash that they would have received if they had elected to receive the distribution in cash.

A shareholder may purchase shares whose net asset value at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to the shareholder in the manner described above, although the distribution economically constitutes a return of capital to the shareholder.

Shareholders purchasing shares of the Fund just prior to the ex-dividend date of a distribution will be taxed on the entire amount of the distribution received, even though the net asset value per share on the date of the purchase reflected the amount of the distribution.

If a shareholder holds shares for six months or less and redeems shares at a loss after receiving a capital gain distribution, the loss will be treated as a long-term capital loss to the extent of the capital gain distribution.

Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be received by the shareholders (and made by the Fund) on December 31 of that calendar year if the distribution is actually paid in January of the following year.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of estates or trusts) exceeds a threshold amount.

22

Shareholders will be advised annually as to the Federal income tax consequences of distributions made (or deemed made) to them during the year.

C. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year; and (3) any undistributed amounts described in (1) and (2) above from the prior year on which the Fund paid no U.S. federal tax. The Fund has elected to substitute its December tax year for the one-year period ending on October 31.

For purposes of calculating the excise tax, the Fund reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. Moreover, the Fund cannot guarantee that it will make sufficient distributions to eliminate all income and excise taxes in every year.

D. SALE OR REDEMPTION OF SHARES

In general, a shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption (a so called “wash sale”). In general, any gain or loss arising from the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of capital gain distributions received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Individual shareholders generally may deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carryovers from excess losses.

E. WITHHOLDING TAX

The Fund will be required to withhold Federal income tax at the required Federal backup withholding rate on distributions paid to any shareholder: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a “C corporation” or other “exempt recipient.” Tax withholding at the rate of 30% (or lower treaty rate if applicable) will also generally apply to dividends paid to any non-U.S. shareholder.

The Fund is also required to withhold U.S. tax (at a 30% rate) under FATCA on payment of dividends. Recently issued proposed Treasury Regulations generally eliminate withholding under FATCA on gross proceeds, which would include redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

F. STATE, ESTATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to distributions from the Fund can differ from the rules for Federal income taxation described above. These state and local rules are not discussed herein. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund, distributions from the Fund, the applicability of state and local taxes and related matters. Non-U.S. shareholders may also be subject to U.S. estate tax with respect to their Fund shares.

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8. OTHER MATTERS

A. GENERAL INFORMATION

Sound Shore Fund, Inc. was organized as a corporation under the laws of the State of Maryland on February 15, 1985. The Fund has operated under that name and as an investment company since that date.

Sound Shore Fund, Inc. is registered with the SEC as an open-end, management investment company (a “mutual fund”) under the 1940 Act. The Fund is diversified as that term is defined by the 1940 Act. The Fund offers shares of its common stock.

It is not intended that meetings of shareholders be held except when required by Federal or Maryland law and all shareholders of the Fund are entitled to vote at shareholders’ meetings. The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board may, without shareholder approval, classify or re-classify any unissued shares into other classes or series of shares.

The Fund’s existence is of unlimited duration.

B. CODE OF ETHICS

The Fund, the Adviser and the Distributor have adopted codes of ethics under Rule 17j-1 of the 1940 Act which are designed to address conflicts of interest between the Fund and personnel of the Fund, the Adviser and the Distributor. Subject to certain restrictions, the codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund.

C. SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately. Maryland law does not require the Fund to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Fund.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in the Fund is entitled to the shareholder’s pro rata share of all distributions arising from the Fund’s assets and, upon redeeming shares, will receive the portion of the Fund’s net assets represented by the redeemed shares.

D. FUND OWNERSHIP

As of April 5, 2022, the percentage of shares owned by all Officers and Directors of the Fund as a group was less than 1% of the aggregate number of shares of the Fund’s Investor Class and Institutional Class. Fund shares held through an employer-sponsored profit-sharing plan (see Table 7 in Appendix B) are not included for this purpose.

As of April 5, 2022, certain shareholders of record owned 5% or more of a class of shares of the Fund. These shareholders and any shareholder known by the Fund to own beneficially 5% or more of a class of shares of the Fund are listed in Table 7 of Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of April 5, 2022, any person who owned of record or was known by the Fund to own beneficially more than 25% of the aggregate shares of both classes of the Fund are listed in Table 7 of Appendix B.

E. LIMITATIONS ON DIRECTORS’ AND OFFICERS LIABILITY

The Articles of Incorporation of the Fund provide that the Directors and officers will be indemnified to the fullest extent permitted by the general corporation law of the State of Maryland. However, the 1940 Act limits this scope by providing that no Director or officer will be protected against liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

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F. PROXY VOTING PROCEDURES

The Board has approved policies and procedures governing the voting of proxies relating to the portfolio securities of the Fund. Those procedures provide for the delegation of the voting of proxies relating to the Fund’s portfolio securities to the Adviser. Copies of the Adviser’s proxy voting procedures are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by contacting the Transfer Agent at (800) 551-1980; (2) on the Fund’s web site at www. soundshorefund.com and (3) on the SEC’s web site at http://www.sec.gov.

G. REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Fund’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The complete registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. or at www.sec.gov, the web site of the SEC.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, and reference is made to the copy of such contract or other documents filed as exhibits to the registration statement.

H. FINANCIAL STATEMENTS

The Fund’s financial statements and financial highlights for the fiscal year ended December 31, 2021 are incorporated herein by reference into this SAI from the Fund’s Annual Report to shareholders. The Fund’s financial statements and financial highlights included in the Fund’s Annual Report to shareholders have been audited by BBD, LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm.

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APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

A. CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS) AND PREFERRED STOCK

1. Moody’s Investors Service

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security

2. S&P Global Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A-1

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ’BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P’s does not rate a particular obligation as a matter of policy.

Note	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

3. Fitch Ratings

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Note	The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

B. SHORT TERM RATINGS

1. Moody’s Investors Service

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-3

2. S&P’s

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P’s believes that such payments will be made within a stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

3. Fitch Ratings

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.Applicable to entity ratings only.

A-4

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-5

APPENDIX B – MISCELLANEOUS TABLES

Table 1 – Investment Advisory Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived and/or expenses reimbursed by the Adviser, if any, and the actual fees retained by the Adviser. The data is for the last three fiscal years.

Year Ended	Advisory Fees Accrued	Institutional Class Shares Expenses Reimbursed	Advisory Fees Received
December 31, 2021	$9,451,310	$478,326	$8,972,984
December 31, 2020	$8,599,506	$448,215	$8,151,291
December 31, 2019	$12,832,954	$514,579	$12,318,375

Table 2 – Compliance Fees

The following table shows the dollar amount of fees and expenses paid to FFOS and its affiliates for Compliance Services rendered to the Fund, the amount of fees waived by FFOS and its affiliates, if any, and the actual fees and expenses received by FFOS and its affiliates for the last three fiscal years.

Year Ended	Compliance Fee Paid	Compliance Fee Waived	Compliance Fee Received
December 31, 2021	$93,250	$0	$93,250
December 31, 2020	$91,241	$0	$91,241
December 31, 2019	$92,639	$0	$92,639

Table 3 – PFO/Treasurer Services

The following table shows the dollar amount of fees and expenses paid to FMS and its affiliates for PFO/treasurer services rendered to the Fund, the amount of fees waived by FMS and its affiliates, if any, and the actual fees and expenses received by FMS and its affiliates for the last three fiscal years.

Year Ended	PFO/Treasurer Fee Paid	PFO/Treasurer Fee Waived	PFO/Treasurer Fee Received
December 31, 2021	$60,000	$0	$60,000
December 31, 2020	$60,558	$0	$60,558
December 31, 2019	$62,025	$4,500	$57,525

Table 4 – Administration Fees

The following shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived by Apex, if any, and the actual fees retained by Apex. The data is for the last three fiscal years.

	Administration Fees	Administration Fees	Administration Fees
Year Ended	Accrued	Waived	Received
December 31, 2021	$176,017	$0	$176,017
December 31, 2020	$164,786	$0	$164,786
December 31, 2019	$220,941	$0	$220,941

Table 5 – Commissions

The following table shows the aggregate brokerage commissions of the Fund. The data is for the last three fiscal years.

Year Ended	Aggregate Brokerage Commissions ($) Paid
December 31, 2021	$551,364
December 31, 2020	$957,056
December 31, 2019	$939,524

B-1

Table 6 – Securities of Regular Brokers or Dealers

The following table lists the Fund’s regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the most recent fiscal year ended December 31, 2021.

Regular Broker or Dealer	Value of Securities Held
Wells Fargo & Co.	$46,619,767
Bank of America Corp.	$36,392,820
Morgan Stanley	$35,789,136

Table 7 – 5% Shareholders

The following table lists, as of April 5, 2022, (1) Control Persons- the persons who owned 25% or more of the outstanding shares of the applicable class, and (2) Principal holders- the persons who owned of record or beneficially 5% or more of the outstanding shares of the applicable class. The Fund believes that these shares were owned of record by such shareholders for their fiduciary, agency or custody accounts.

INVESTOR CLASS	% of Class
CHARLES SCHWAB & CO INC MUTUAL FUND SPL CSTDY A-C FOR EXCL BNFT CUST 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	31.68% (of record)
NATIONAL FINANCIAL SERVICES LLC FBO OUR CUSTOMERS NEWPORT OFFICE CENTER III, 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY, NJ 07310	29.57% (of record)
TD AMERITRADE INC FOR THE EXCLUSIVE BENEFITS OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	6.43% (of record)

INSTITUTIONAL CLASS	% of Class
NATIONAL FINANCIAL SERVICES LLC FBO OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY, NJ 07310	35.33% (of record)
CHARLES SCHWAB & CO INC MUTUAL FUND SPL CSTDY A-C FOR EXCL BNFT CUST 101 MONTGOMERY STREET SAN FRANCISCO, CA 94104	21.66% (of record)
SOUND SHORE MANAGEMENT INC PROFIT SHARING PLAN OF EMPLOYEES 8 SOUND SHORE DRIVE SUITE 180 GREENWICH, CT 06830	11.73% (of record)
T ROWE PRICE RETIREMENT PLAN SERVICE INC FBO RETIREMENT PLAN CLIENTS 4515 PAINTERS MILL ROAD OWINGS MILLS, MD 21117	10.86% (of record)

B-2

APPENDIX C – PROXY VOTING PROCEDURES

It is the policy of Sound Shore Management, Inc. to vote all proxies over which it has voting authority in the best economic interest of its clients. One member of our investment team is responsible for reviewing the proxy issues and where appropriate, reviews these issues with the analysts responsible for the holdings and with other members of our Investment Committee before determining how to vote. The portfolio administrator is responsible for monitoring the proxy votes to insure they are made in a timely manner.

Proxy statements, records of votes cast, and supporting material on each security are kept on premise for two years and off-site storage for an additional three years, except in cases where a third party is retained to retain proxy statements and voting records as permitted by rules adopted by the Securities and Exchange Commission applicable to Sound Shore Management, Inc., as a registered investment adviser. While we will not subordinate the economic interest of the client to any other entity or interested party, the issues are often complex and we will, from time to time, study the guidance from outside agencies. In the case of a possible conflict of interest, such as voting the shares of a client, we will follow the recommendations of an independent agency, or ask our clients to direct us as to how they wish the shares to be voted. We currently use Institutional Shareholder Services to analyze proxy issues. The following guidelines generally will be used:

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interests of our clients, we will vote against management’s recommendation.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our clients:

Election of Directors — We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.

We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.

We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.

We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.

We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation — We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute shareholder interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s shareholders.

We evaluate proposals related to compensation on a case-by-case basis.

We generally support stock option plans that are incentive based and not excessive. Issuance of options in excess of 1% per year of outstanding shares will generally be voted down.

We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.

We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.

C-1

We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.

We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights — We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons behind them.

We will evaluate proposals to remove or add super-majority voting requirements on a case-by-case basis.

We will evaluate proposals regarding shareholders’ rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.

We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.

We generally support share repurchase programs.

We generally support the updating of or corrective amendments to corporate charters and by-laws.

We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors — We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

We generally support management’s proposals regarding the approval of independent auditors.

We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Environmental Issues — We believe that companies should adopt a responsible, long-term approach to social and environmental issues. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We will review these issues and will consider supporting proposals that we believe will enhance the long-term value of the corporation.

C-2

PART C

OTHER INFORMATION

ITEM 28.		EXHIBITS
(a)	(1)	Articles of Incorporation of Registrant dated February 15, 1985 (Exhibit incorporated by reference as filed as Exhibit (b)(1) in Post-Effective Amendment No. 16 via EDGAR on May 1, 1996, accession number 0000912057-96-07773).
(a)	(2)	Articles of Amendment (Exhibit incorporated by reference as filed as Exhibit (a)(2) in Post-Effective Amendment No. 36 via EDGAR on April 28, 2011, accession number 0001193125-11-114765).
(a)	(3)	Articles of Amendment dated October 23, 2013 (Exhibit incorporated by reference as Exhibit (a)(3) filed in Post-Effective Amendment No. 43 via EDGAR on December 9, 2013, accession number 0001193125-12-466272).
(a)	(4)	Articles Supplementary dated October 23, 2013 (Exhibit incorporated by reference as Exhibit (a)(4) filed in Post-Effective Amendment No. 43 via EDGAR on December 9, 2013, accession number 0001193125-12-466272).
(b)		By-Laws of Registrant (Exhibit incorporated by reference as filed as Exhibit (b) in Post Effective Amendment No.35 via EDGAR on April 20, 2010, accession number 0001193125-10-087792).
(c)		See the following Articles and Sections of the Articles of Incorporation filed as Exhibit (a): Article FIFTH, Sections (3), (4) and (5); Article SEVENTH, Sections (b), (c) and (d); Article NINTH, Sections (a), (b), (c) and (f) and Article TENTH.
(d)		Investment Advisory Agreement between Registrant and Sound Shore Management, Inc. dated May 3, 1985 and restated March 14, 1995 (Exhibit incorporated by reference as filed as Exhibit (b)(5) in Post-Effective Amendment No. 16 via EDGAR on May 1, 1996, accession number 0000912057-96-007773).
(e)	(1)	Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (e)(1) in Post Effective Amendment No. 32 via EDGAR on April 30, 2009, accession number 0001193125-09-094115).
(e)	(2)	Form-of Dealer Agreement (Exhibit incorporated by reference as filed as Exhibit (e)(2) in Post Effective Amendment No. 32 via EDGAR on April 30, 2009, accession number 0001193125-09-094115)
	(3)	First Amendment to the Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009, entered into as of April 21, 2016 (Exhibit incorporated by reference as filed as Exhibit (e)(3) in Post Effective Amendment No. 49 via EDGAR on April 29, 2016, accession number 0001435109-16-001583).

(f)		Not Applicable.
(g)	(1)	Global Custodial Services Agreement between Registrant and Citibank, N.A. dated as of January 31, 2004 (Exhibit incorporated by reference as filed as Exhibit (g) in Post-Effective Amendment No. 26 via EDGAR on April 29, 2004, accession number 0001275125-04-000112).

	(2)	Global Custody Agreement between the Registrant and MUFG Union Bank, N.A.dated as of December 17, 2015 (Exhibit incorporated by reference as filed as Exhibit (g)(2) in Post Effective Amendment No. 49 via EDGAR on April 29, 2016, accession number 0001435109-16-001583).
	(3)	Amendment to Global Custody Agreement between the Registrant and MUFG Union Bank, N.A. dated as of June 19, 2018 (Exhibit incorporated by reference as filed as Exhibit (g)(3) in Post Effective Amendment No. 55 via EDGAR on April 23, 2019, accession number 0001398344-19-006898).
(h)	(1)	Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. effective as of January 29, 2009, (Exhibit incorporated by reference as filed as Exhibit (h)(1) in Post Effective Amendment No. 32 via EDGAR on April 30, 2009, accession number 0001193125-09-094115).
	(2)	Amended Appendix A to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(2) in Post-Effective Amendment No. 36 via EDGAR on April 28, 2011, accession number 0001193125-11-114765).

(3)(i)	Amendment to Transfer Agency Agreement between Registrant and Citi Fund Services Ohio, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(3) in Post-Effective Amendment No. 38 via EDGAR on April 27, 2012, accession number 0001193125-12-190431).
(3)(ii)	Amendment to Transfer Agency Agreement between Registrant and Citi Fund Sercices Ohio, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(3)(ii) in Post Effective Amendment No. 45 via EDGAR on April 25, 2014, accession number 0001193125-14-159082).
(3)(iii)	Assignment to SunGard Investor Services LLC. of Transfer Agency Agreement between Registrant and Citi Fund Sercvices Ohio, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(3)(iii) in Post-Effective Amendment No. 47 via EDGAR on April 28, 2015, accession number 0001193125-15-153017).
(4)(i)	Fund Accounting Agreement between Registrant and Citi Fund Services Ohio, Inc. effective as of January 29, 2009(Exhibit incorporated by reference as filed as Exhibit (h)(2) in Post Effective Amendment No. 32 via EDGAR on April 30, 2009, accession number 0001193125-09-094115).
(4)(ii)	Amendment to Fund Accounting Agreement between Registrant and Citi Fund Services Ohio, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(4)(ii) in Post Effective Amendment No. 45 via EDGAR on April 25, 2014, accession number 0001193125-14-159082).

(5)(i)	Administration Agreement between Registrant and Citi Fund Services Ohio, Inc. effective as of January 29, 2009, (Exhibit incorporated by reference as filed as Exhibit (h)(3) in Post Effective Amendment No. 32 via EDGAR on April 30, 2009, accession number 0001193125-09-094115).
(5)(ii)	Amendment to Administration Agreement between Registrant and Citi Fund Services Ohio, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(5)(ii) in Post Effective Amendment No. 45 via EDGAR on April 25, 2014, accession number 0001193125-14-159082).

(6)(i)	Amended and Restated Compliance Services Agreement between Registrant and Forum Fund Services, LLC dated January 31, 2008. (Exhibit incorporated by reference as filed as Exhibit (h)(8)in Post-Effective Amendment No. 31 via EDGAR on April 29, 2008, accession number 0001193125-08-094769).
(6)(ii)	Amendment to Compliance Services Agreement between the Registrant and Foreside Fund Officer Services (f/k/a Foreside Compliance Services, LLC) (Exhibit incorporated by reference as filed as Exhibit (h)(6)(ii) in Post Effective Amendment No. 49 via EDGAR on April 29, 2016, accession number 0001435109-16-001583).
(7)(i)	PFO/Treasurer Services Agreement between Registrant and Foreside Management Services, LLC dated as of January 31, 2008 (Exhibit incorporated by reference as filed as Exhibit (h)(9) in Post-Effective Amendment No. 31 via EDGAR on April 29, 2008, accession number 0001193125-08-094769).
(7)(ii)	Amendment to PFO/Treasurer Services Agreement between Registrant and Foreside Management Services, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(7)(ii) in Post Effective Amendment No. 49 via EDGAR on April 29, 2016, accession number 0001435109-16-001583).
(8)	Expense Limitation Agreement between Registrant, on behalf of its Institutional Class shareholders, and Sound Shore Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(8) in Post-Effective Amendment No. 43 via EDGAR on December 9, 2013, accession number 0001193125-12-466272).
(9)	Expense Limitation Agreement between Registrant, on behalf of its Institutional Class shareholders, and Sound Shore Management, Inc., (Exhibit incorporated by reference as filed as Exhibit (h)(9) in Post-Effective Amendment No. 47 via EDGAR on April 28, 2015, accession number 0001193125-15-153017).
(10)	Services Agreement between the Registrant, Atlantic Fund Administration, LLC and Atlantic Shareholder Services, LLC dated December 10, 2015 (Exhibit incorporated by reference as filed as Exhibit (h)(10) in Post Effective Amendment No. 49 via EDGAR on April 29, 2016, accession number 0001435109-16-001583).

(i)	(1)	Opinion and Consent of Dechert LLP (Exhibit incorporated by reference as filed as Exhibit (i)(1) in Post Effective Amendment No. 49 via EDGAR on April 29, 2016, accession number 0001435109-16-001583)
	(2)	Consent of Sullivan & Worcester LLP - filed herewith as Exhibit (i)(2).
(j)	(1)	Opinion of Messrs. Venable, Baetjer and Howard dated April 29, 1985 (Exhibit incorporated by reference as filed as Exhibit (11)(a) in Post-Effective Amendment No. 19 via EDGAR on April 30, 1998, accession number 0001004402-98-000268).
	(2)	None.
	(3)	Independent Auditors’ Consent filed herewith as Exhibit (j)(3).
(k)		None.
(l)		Investment representation letter of Employees’ Profit Sharing Plan of McConnell & Miller, Inc. as initial purchaser of shares of stock of Registrant dated April 22, 1985 (Exhibit incorporated by reference as filed as Exhibit (13) in Post-Effective Amendment No. 19 via EDGAR on April 30, 1998, accession number 0001004402-98-00268).

(m)		Distribution Plan Pursuant to Rule 12b-1 Under the Investment Company Act of 1940 adopted by Registrant (Exhibit incorporated by reference as filed as Exhibit (15) in Post-Effective Amendment No. 19 via EDGAR on April 30, 1998, accession number 0001004402-98-000268).
(n)		Multiple Class Plan pursuant to Rule 18f-3 (Exhibit incorporated by reference as filed as Exhibit (n) in Post Effective Amendment No. 42 via EDGAR on October 10, 2013, accession number 0001193125 13 396338).
(p)	(1)	Code of Ethics adopted by Registrant (Exhibit incorporated by reference as filed as Exhibit (p)(1) in Post Effective Amendment No. 55 via EDGAR on April 23, 2019, accession number 0001398344-19-006898).
	(2)	Code of Ethics as amended, adopted by Sound Shore Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(2) in Post Effective Amendment No. 55 via EDGAR on April 23, 2019, accession number 0001398344-19-006898).
	(3)	Foreside Financial Group, LLC (parent company of Foreside Fund Services, LLC) Code of Ethics, dated May 1, 2009 (Exhibit incorporated by reference as filed as Exhibit (p)(3) in Post Effective Amendment No. 55 via EDGAR on April 23, 2019, accession number 0001398344-19-006898).
	(4)	Citi Fund Services Ohio Inc. Code of Ethics, effective January 1, 2015 (Exhibit incorporated by reference as filed as Exhibit (p)(4) in Post-Effective Amendment No. 47 via EDGAR on April 28, 2015, accession number 0001193125-15-153017).

Other Exhibits:

Powers of Attorney of T. Gibbs Kane, Jr., Harry Burn, III, Harry W. Clark, H. Williamson Ghriskey and David Blair Kelso (Exhibit incorporated by reference as filed as Other Exhibit in Post-Effective Amendment No. 49 via EDGAR on April 29, 2016, accession number 0001435109-16-001583).

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30.	INDEMNIFICATION

The Registrant’s Articles of Incorporation and Maryland law provide for indemnification by the Registrant of officers and directors under certain circumstances. In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article EIGHTH of the Registrant’s Articles of Incorporation provides as follows:

“EIGHTH: To the maximum extent permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities.”

Paragraph 4 of the Investment Advisory Agreement between the Registrant and Sound Shore Management, Inc. (“Sound Shore Management”) provides generally that Sound Shore Management will not be liable for any mistake of judgment or for any other cause but shall not be protected against any liability due to willful misfeasance, bad faith or gross negligence in the performance of or reckless disregard of the adviser’s duties.

Section 2(f) of the Distribution Agreement between the Registrant and Foreside provides generally that the Registrant will indemnify, defend and hold harmless from and against any and all claims, demands, liabilities and expenses which Foreside may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or Prospectus or arising out of or based upon any alleged omission to state a material fact, provided that Foreside will not be protected against any liability to the Registrant or its security holders to which Foreside would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of or reckless disregard of the Foreside’s duties.

The foregoing references are qualified in their entirety by the Registrant’s Articles of Incorporation and the respective agreements.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The description of Sound Shore Management, Inc. (the “Adviser”), 8 Sound Shore Drive, Greenwich, Connecticut 06830 under the captions “Investment Adviser” in the Prospectus and “Management “ in the Statement of Additional Information constituting Parts A and B respectively, of this Registration Statement are incorporated herein by reference.

ITEM 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund	114.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
2.	Absolute Shares Trust	115.	Palmer Square Opportunistic Income Fund
3.	Adaptive Core ETF, Series of Collaborative Investment Series Trust	116.	Partners Group Private Income Opportunities, LLC
4.	AdvisorShares Trust	117.	PENN Capital Funds Trust
5.	AFA Multi-Manager Credit Fund	118.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
6.	AGF Investments Trust	119.	Perkins Discovery Fund, Series of World Funds Trust

7.	AIM ETF Products Trust	120.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
8.	Alexis Practical Tactical ETF, Series of Listed Funds Trust	121.	Plan Investment Fund, Inc.
9.	Alpha Intelligent – Large Cap Growth ETF, Series of Listed Funds Trust	122.	PMC Funds, Series of Trust for Professional Managers
10.	Alpha Intelligent – Large Cap Value ETF, Series of Listed Funds Trust	123.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
11.	AlphaCentric Prime Meridian Income Fund	124.	Preferred-Plus ETF, Series of Listed Funds Trust
12.	American Century ETF Trust	125.	Putnam ETF Trust
13.	American Customer Satisfaction ETF, Series of ETF Series Solutions	126.	Quaker Investment Trust
14.	Amplify ETF Trust	127.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
15.	Applied Finance Core Fund, Series of World Funds Trust	128.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust	129.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
17.	Applied Finance Select Fund, Series of World Funds Trust	130.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
18.	ARK ETF Trust	131.	REMS Real Estate Value-Opportunity Fund, Series of World Funds Trust
19.	ASYMmetric ETFs Trust	132.	Renaissance Capital Greenwich Funds
20.	Bluestone Community Development Fund	133.	Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
21.	BondBloxx ETF Trust	134.	Reverse Cap Weighted U.S. Large Cap ETF, Series of ETF Series Solutions
22.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust	135.	Reynolds Funds, Inc.
23.	Bridgeway Funds, Inc.	136.	RiverNorth Volition America Patriot ETF, Series of Listed Funds Trust
24.	Brinker Capital Destinations Trust	137.	RMB Investors Trust
25.	Brookfield Real Assets Income Fund Inc.	138.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
26.	Build Funds Trust	139.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
27.	Calamos Convertible and High Income Fund	140.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
28.	Calamos Convertible Opportunities and Income Fund	141.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
29.	Calamos Dynamic Convertible and Income Fund	142.	Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
30.	Calamos Global Dynamic Income Fund	143.	Roundhill MEME ETF, Series of Listed Funds Trust
31.	Calamos Global Total Return Fund	144.	Roundhill MVP ETF, Series of Listed Funds Trust

32.	Calamos Strategic Total Return Fund	145.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
33.	Carlyle Tactical Private Credit Fund	146.	Roundhill Streaming Services & Technology ETF, Series of Listed Funds Trust
34.	Cboe Vest Bitcoin Managed Volatility Fund, Series of World Funds Trust	147.	Rule One Fund, Series of World Funds Trust
35.	CBOE Vest S&P 500® Buffer Strategy Fund, Series of World Funds Trust	148.	Salient MF Trust
36.	Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust	149.	Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
37.	Cboe Vest S&P 500® Enhanced Growth Strategy Fund, Series of World Funds Trust	150.	Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
38.	Center Coast Brookfield MLP & Energy Infrastructure Fund	151.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
39.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust	152.	SHP ETF Trust
40.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust	153.	Six Circles Trust
41.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust	154.	Sound Shore Fund, Inc.
42.	Clifford Capital Partners Fund, Series of World Funds Trust	155.	Spear Alpha ETF, Series of Listed Funds Trust
43.	Cliffwater Corporate Lending Fund	156.	Strategy Shares
44.	Cliffwater Enhanced Lending Fund	157.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
45.	Cohen & Steers Infrastructure Fund, Inc.	158.	Syntax ETF Trust
46.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers	159.	The B.A.D. ETF, Series of Listed Funds Trust
47.	CornerCap Group of Funds	160.	The Chartwell Funds
48.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers	161.	The Community Development Fund
49.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust	162.	The De-SPAC ETF, Series of Collaborative Investment Series Trust
50.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust	163.	The Finite Solar Finance Fund
51.	Davis Fundamental ETF Trust	164.	The NextGen Trend and Defend ETF, Series of Collaborative Investment Series Trust
52.	Defiance Digital Revolution ETF, Series of ETF Series Solutions	165.	The Private Shares Fund (f/k/a SharesPost 100 Fund)
53.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions	166.	The Short De-SPAC ETF, Series of Collaborative Investment Series Trust
54.	Defiance Nasdaq Junior Biotechnology ETF, Series of ETF Series Solutions	167.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
55.	Defiance Next Gen Altered Experience ETF, Series of ETF Series Solutions	168.	Third Avenue Trust

56.	Defiance Next Gen Big Data ETF, Series of ETF Series Solutions	169.	Third Avenue Variable Series Trust
57.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions	170.	Tidal ETF Trust
58.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions	171.	TIFF Investment Program
59.	Defiance Next Gen SPAC Derived ETF, Series of ETF Series Solutions	172.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
60.	Defiance Quantum ETF, Series of ETF Series Solutions	173.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
61.	Direxion Shares ETF Trust	174.	Timothy Plan International ETF, Series of The Timothy Plan
62.	Dividend Performers ETF, Series of Listed Funds Trust	175.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
63.	DoubleLine Opportunistic Credit Fund	176.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
64.	DoubleLine Yield Opportunities Fund	177.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
65.	Eaton Vance NextShares Trust	178.	Total Fund Solution
66.	Eaton Vance NextShares Trust II	179.	Transamerica ETF Trust
67.	EIP Investment Trust	180.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
68.	Ellington Income Opportunities Fund	181.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
69.	Esoterica Thematic ETF Trust	182.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
70.	ETF Opportunities Trust	183.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
71.	Evanston Alternative Opportunities Fund	184.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
72.	Exchange Listed Funds Trust	185.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
73.	Fiera Capital Series Trust	186.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
74.	FlexShares Trust	187.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
75.	FOMO ETF, Series of Collaborative Investment Series Trust	188.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
76.	Forum Funds	189.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
77.	Forum Funds II	190.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
78.	Friess Brandywine Blue Fund, Series of Managed Portfolio Series	191.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
79.	Friess Brandywine Fund, Series of Managed Portfolio Series	192.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
80.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series	193.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust

81.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust	194.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
82.	Grayscale Future of Finance ETF, Series of ETF Series Solutions	195.	Tuttle Capital Short Innovation ETF, Series of Collaborative Investment Series Trust
83.	Grizzle Growth ETF, Series of Listed Funds Trust	196.	U.S. Global Investors Funds
84.	Guinness Atkinson Funds	197.	Union Street Partners Value Fund, Series of World Funds Trust
85.	Harbor ETF Trust	198.	Variant Alternative Income Fund
86.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust	199.	Variant Impact Fund
87.	Infusive US Trust	200.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
88.	Innovator ETFs Trust	201.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
89.	Ironwood Institutional Multi-Strategy Fund LLC	202.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
90.	Ironwood Multi-Strategy Fund LLC	203.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
91.	John Hancock Exchange-Traded Fund Trust	204.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
92.	Kelly Strategic ETF Trust	205.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
93.	LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II	206..	VictoryShares Protect America ETF, Series of Victory Portfolios II
94.	LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II	207.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
95.	LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II	208.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
96.	Mairs & Power Funds Trust	209.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
97.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers	210.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
98.	Manor Investment Funds	211.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
99.	Milliman Variable Insurance Trust	212.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
100.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust	213.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
101.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV	214.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

102.	Mohr Growth ETF, Series of Collaborative Investment Series Trust	215.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
103.	Morgan Creek - Exos Active SPAC Arbitrage ETF, Series of Listed Funds Trust	216.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
104.	Morgan Creek - Exos SPAC Originated ETF, Series of Listed Funds Trust	217.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
105.	Morningstar Funds Trust	218.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
106.	OSI ETF Trust	219.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
107.	OTG Latin American Fund, Series of World Funds Trust	220.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
108.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust	221.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
109.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust	222.	Walthausen Funds
110.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust	223.	West Loop Realty Fund, Series of Investment Managers Series Trust
111.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust	224.	WisdomTree Trust
112.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust	225.	WST Investment Trust
113.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust	226.	XAI Octagon Floating Rate & Alternative Income Term Trust

ITEM 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter.

The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Teresa Cowan	111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

ITEM 32(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

Accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101 except that certain items are maintained at the following locations:

(a)	MUFG Union Bank, N.A, 350 California Street, San Francisco, California 94104 (journals of receipts and disbursements of cash).

(b)	Sound Shore Management, Inc., 8 Sound Shore Drive, Greenwich, Connecticut 06830 (brokerage orders, portfolio purchases or sales, and quarterly records showing the basis for the allocation of orders).

(c)	Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, ME 04101 (records of the Distributor).

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, and State of Connecticut on April 28, 2022.

Sound Shore Fund, Inc.

/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane Jr, as President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on April 28, 2022.

(a)	Principal Executive Officer

/s/ T. Gibbs Kane, Jr.
T. Gibbs Kane, Jr.
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Charles S. Todd
Charles S. Todd
Principal Financial Officer (Principal Accounting Officer)

(c)	All of the Directors

T. Gibbs Kane, Jr. Director*
Harry Burn, III, Director*
Harry W. Clark, Director*
H. Williamson Ghriskey Jr., Director*
David Blair Kelso Director*

By:	/s/ Zachary R. Tackett
Zachary R. Tackett
As Attorney-in-fact

*	Pursuant to powers of attorney incorporated herein by reference as Other Exhibits.

EXHIBIT INDEX

EXHIBIT DOCUMENT

(i)(2)	Consent of Sullivan & Worcester LLP
(j)(3)	Independent Auditors’ Consent